CREDIT AGREEMENT



                                      among



                             WILLIAMS CONTROLS, INC.
                                AJAY SPORTS, INC.
                               LEISURE LIFE, INC.
                             PALM SPRINGS GOLF, INC.
                           AJAY LEISURE PRODUCTS, INC.
                             AGROTEC WILLIAMS, INC.
                              APTEK WILLIAMS, INC.
                                 GEOFOCUS, INC.
                              HARDEE WILLIAMS, INC.
                              KENCO/WILLIAMS, INC.
                               NESC WILLIAMS, INC.
                       PREMIER PLASTIC TECHNOLOGIES, INC.
                          WACCAMAW WHEEL WILLIAMS, INC.
                       WILLIAMS CONTROLS INDUSTRIES, INC.
                           WILLIAMS TECHNOLOGIES, INC.
                           WILLIAMS WORLD TRADE, INC.
                            WILLIAMS AUTOMOTIVE, INC.
                             TECHWOOD WILLIAMS, INC.

                                       and

                     WELLS FARGO BANK, NATIONAL ASSOCIATION,



                         TOTAL COMMITMENT -- $34,088,000



                                  July 11, 1997

                                CREDIT AGREEMENT


      THIS AGREEMENT is entered into as of July 11, 1997, by and among WILLIAMS CONTROLS, INC. a Delaware corporation, AJAY SPORTS, INC., a Delaware corporation, LEISURE LIFE, INC., a Tennessee corporation, PALM SPRINGS GOLF, INC., a Colorado corporation, AJAY LEISURE PRODUCTS, INC., a Delaware corporation, AGROTEC WILLIAMS, INC., a Delaware corporation, APTEK WILLIAMS, INC., a Delaware corporation, GEOFOCUS, INC., a Florida corporation, HARDEE WILLIAMS, INC., a Delaware corporation, KENCO/WILLIAMS, INC., a Delaware corporation, NESC WILLIAMS, INC., a Delaware corporation, PREMIER PLASTIC TECHNOLOGIES, INC., a Delaware corporation, WACCAMAW WHEEL WILLIAMS, INC., a Delaware corporation, WILLIAMS CONTROLS INDUSTRIES, INC., a Delaware corporation, WILLIAMS TECHNOLOGIES, INC., a Delaware corporation, WILLIAMS WORLD TRADE, INC., a Delaware corporation, WILLIAMS AUTOMOTIVE, INC., a Delaware corporation, TECHWOOD WILLIAMS, INC., a Delaware corporation, (each individually referred to as "Borrower" and all collectively referred to as "Borrowers"), and WELLS FARGO BANK, NATIONAL ASSOCIATION ("Bank").

                                    RECITALS

      Borrowers have requested the credit facilities described herein, and Bank has agreed to provide said credit facilities to Borrowers on the terms and conditions contained herein.

      NOW, THEREFORE, in consideration of the mutual covenants and promises of the parties contained herein, Borrowers and Bank hereby agree as follows:



ARTICLE I.  DEFINITIONS

      SECTION 1.1 DEFINED TERMS

      All terms defined above shall have the meanings set forth above. Any accounting term used in this Agreement which is not specifically defined herein shall have the meaning customarily given to it under GAAP, and all other terms contained in this Agreement which are not defined herein shall, unless the context indicates otherwise, have the meanings provided for by the Code to the extent such terms are defined therein. The following terms shall have the meanings set forth below (with all such meanings to be equally applicable to both the singular and plural forms of the terms defined):

      "Accounts" shall have the meaning attributed to the term "accounts" in the Code and shall include, without limitation, all presently existing and hereafter arising rights to payment for goods sold or leased or for services rendered, which are not evidenced by instruments or chattel paper, whether or not they have been earned by performance.

                                       P1

      "Agent" means Williams Controls, Inc., a Delaware corporation, in its capacity as agent for each Borrower.

      "Agreement"   means  this  Credit   Agreement  as  amended,   modified  or
supplemented from time to time.

      "Aggregate Working Capital" means, as of any date, an amount equal to (i) the amount (which may be a negative number) by which Williams Parent's consolidated current assets exceed its consolidated current liabilities (exclusive of the Revolving Loans) plus (ii) the amount (which may be a negative number) by which Ajay Parent's consolidated current assets exceed its consolidated current liabilities (exclusive of the Revolving Loans), computed without duplication with respect to the Obligations.

      "Ajay Parent" means Ajay Sports, Inc., a Delaware corporation.

      "A/R Advance Rates" means the following (or such other rates as Bank may designate from time to time in its sole discretion) with respect to the Eligible Accounts of each Borrower listed below: (i) 70% for Hardee Williams, Inc. and Kenco/Williams, Inc.; (ii) 75% for Agrotec Williams, Inc.; (iii) 80% for Palm Springs Golf, Inc. and Premier Plastics Technologies, Inc. and (iv) 85% for Leisure Life, Inc., Ajay Leisure Products, Inc., Williams Controls Industries, Inc., Aptek Williams, Inc., NESC Williams, Inc., GeoFocus, Inc. and Waccamaw Wheel Williams, Inc.

      "Authorized Representative" means a person designated by Agent on the most current Notice of Authorized Representatives delivered by Agent to Bank as being authorized to request any borrowing or make any interest rate selection on behalf of Borrowers hereunder, or to give Bank any other notice hereunder which is required by the terms hereof to be made through an Authorized Representative.

      "Available Credit" means, at any time, the amount by which the aggregate of the outstanding principal amount of the Revolving Loans at such time and the Letter of Credit Obligations at such time is less than the lesser of (i) $26,000,000 or (ii) the Borrowing Base.

      "Availability Reserves" means, as of any date of determination, such amounts (expressed as either a specified amount or as a percentage of a specified category or item) as Bank may from time to time establish and revise in Good Faith reducing the amount of Revolving Loans and Letters of Credit which would otherwise be available to Borrowers under the lending formula(s) provided for herein: (a) to reflect events, conditions, contingencies or risks which, as determined by Bank in Good Faith, do or may affect either (i) the Collateral or its value, (ii) the assets, business or prospects of Borrower or any Obligor, or
(iii) the security interests and other rights of Bank in the Collateral (including the enforceability, perfection and priority thereof), or (b) to reflect Bank's Good Faith belief that any collateral report or financial information furnished by or on behalf of Borrower or any Obligor to Bank is or may have been incomplete, inaccurate or misleading in any material respect, or
(c) in respect of any state of facts which Bank determines in Good Faith constitutes a Default.

                                       P2

      "Bankruptcy Code" means the Bankruptcy Reform Act, Title 11 of the United States Code, as amended or recodified from time to time, including (unless the context otherwise requires) any rules or regulations promulgated thereunder.

      "Base Rate" means, for any day, an interest rate per annum equal to the rate of interest most recently announced within Bank at its principal office in San Francisco, California, as its prime rate, with any change in the prime rate to be effective as of the day such change is announced within Bank and with the understanding that the prime rate is one of Bank's base rates used to price some loans and may not be the lowest rate at which Bank makes any loan, and is evidenced by the recording thereof in such internal publication or publications as Bank may designate.

      "Base Rate Loan" means the outstanding principal amount of any Loan that bears interest with reference to the Base Rate.

      "Borrowing Base" means, as of any date of determination, an amount equal to the following amount:

            (i) the  applicable  A/R Advance Rates applied to an amount equal to
      (A) the face amount of the then outstanding Eligible Accounts of each Borrower for whom there is an A/R Advance Rate less (B) sales, excise or similar taxes included in the amount thereof and less (C) returns, discounts, claims, credits and allowances of any nature at any time issued, owing, granted, outstanding, available or claimed with respect thereto;

            (ii) plus the lesser of (a) $15,000,000 or (b) the applicable Inventory Advance Rates applied, with respect to the applicable category of Eligible Inventory, to the then amount of such Eligible Inventory valued at the lower of cost (determined on a "first in, first out" basis) or market value;

            (iii) less all outstanding Letter of Credit Obligations; and

            (iv)  less all Availability Reserves.

      "Business  Day" means (i) for all purposes other than as covered by clause
(ii) below, any day other than a Saturday, Sunday or other day on which commercial banks are authorized or required to be closed in San Francisco, California, and (ii) with respect to all notices, determinations, fundings and payments in connection with any LIBOR interest selection or LIBOR Loan, any day that is a Business Day described in clause (i) above and that also is a day for trading by and between banks in U.S. dollar deposits in the London interbank eurocurrency market.

      "Capitalized Lease" means, as to any Person, any lease of property by such Person as lessee which would be capitalized on a balance sheet of such Person prepared in accordance with GAAP.

                                       P3

      "Capitalized Lease Obligations" means, as to any Person, the capitalized amount of all obligations of such Person and its subsidiaries under Capitalized Leases, as determined on a consolidated basis in accordance with GAAP.

      "Cash Collateral Account" has the meaning set forth in Section 4.1 hereof.

      "Change of Law" means the adoption of any Governmental Rule, any change in any Governmental Rule or the application or requirements thereof (whether such change occurs in accordance with the terms of such Governmental Rule as enacted, as a result of amendment or otherwise), any change in the interpretation or administration of any Governmental Rule by any Governmental Authority, or compliance by Bank (or any entity controlling Bank) with any request, guideline or directive (whether or not having the force of law) of any Governmental Authority.

      "Closing Date" means the date of this Agreement.

      "Code" means the Uniform Commercial Code of the State of Oregon as amended from time to time.

      "Collateral" means (i) all property and rights in and to property of each Borrower, including, without limitation, all Rights to Payment, Inventory, General Intangibles, Equipment, Records and money and all instruments, chattel paper, deposit accounts, documents, goods, investment property (except stock of a Borrower) and fixtures; (ii) all products, proceeds, rents and profits of the foregoing; and (iii) all of the foregoing, whether now owned or existing or hereafter acquired or arising or in which any Borrower now has or hereafter acquires any rights.

      "Commodity Contracts" means commodity options, futures, swaps, and other similar agreements and arrangements designed to provide protection against fluctuations in commodity prices.

      "Contaminant" means any pollutant, hazardous substance, toxic substance, hazardous waste or other substance regulated or forming the basis of liability under any Environmental Law.

      "Contingent Obligation" means, as applied to any Person, any direct or indirect liability, contingent or otherwise, of such Person with respect to any Indebtedness or Contractual Obligation of another Person, if the purpose or intent of such Person in incurring the Contingent Obligation is to provide assurance to the obligee of such Indebtedness or Contractual Obligation that such Indebtedness or Contractual Obligation will be paid or discharged, or that any agreement entered into by such other Person relating to such Indebtedness or Contingent Obligation will be complied with, or that any holder of such Indebtedness or Contractual Obligation will be protected against loss in respect thereof. Contingent Obligations of a Person include, without limitation, (a) the direct or indirect guarantee, endorsement (other than for collection or deposit in the ordinary course of business), co-making, discounting with recourse or sale with recourse by such Person of an obligation of another Person, and (b)

                                       P4
any liability of such Person for an obligation of another Person through any agreement (contingent or otherwise) (i) to purchase, repurchase or otherwise acquire such obligation or any security therefor, or to provide funds for the payment or discharge of such obligation (whether in the form of a loan, advance, stock purchase, capital contribution or otherwise), (ii) to maintain the solvency or any balance sheet item, level of income or financial condition of another Person, (iii) to make take-or-pay or similar payments, if required, regardless of non-performance by any other party or parties to an agreement,
(iv) to purchase, sell or lease (as lessor or lessee) property, or to purchase or sell services, primarily for the purpose of enabling the debtor to make payment of such obligation or to assure the holder of such obligation against loss, or (v) to supply funds to or in any other manner invest in such other Person (including, without limitation, to pay for property or services irrespective of whether such property is received or such services are rendered), if in the case of any agreement or liability described under subclause (i), (ii), (iii), (iv) or (v) of this sentence the primary purpose or intent thereof is as described in the preceding sentence. The amount of any Contingent Obligation shall be equal to the lesser of (i) the amount payable under such Contingent Obligation (if quantifiable), or (ii) the portion of the obligation so guaranteed or otherwise supported.

      "Contractual Obligation" of any Person means any obligation, agreement, undertaking or similar provision of any security issued by such Person or of any agreement, undertaking, contract, lease, indenture, mortgage, deed of trust or other instrument to which such Person is a party or by which it or any of its property is bound or to which any of its property is subject.

      "Default" means an Event of Default or an event or condition which with the giving of notice or the passage of time, or both, would constitute an Event of Default.

      "Disclosure Schedule" means Schedule I attached hereto.

      "ERISA" means the Employee Retirement Income Security Act of 1974, as amended or recodified from time to time, including (unless the context otherwise requires) any rules or regulations promulgated thereunder.

      "Eligible Accounts" means those Accounts which Bank determines to be eligible in the Good Faith exercise of its discretion pursuant to Section 3.1(e).

      "Eligible Inventory" means (i) Inventory which Bank determines to be eligible in the Good Faith exercise of its discretion pursuant to Section 3.1(f) plus (ii) the face amount of each documentary Letter of Credit issued in connection with the acquisition by Borrower of goods that will be, on delivery to Borrower in the United States, Eligible Inventory as defined under item (i), provided such Letter of Credit provides that no draft against it will be honored unless all documents necessary to claim and take delivery of the goods in the United States are delivered with the draft and provided Borrower has delivered to Bank such evidence of insurance of the goods (and provision for payment of the proceeds thereof to Bank) as Bank may require.

                                       P5

      "Environmental Law" means all applicable federal, state and local laws, statutes, ordinances and regulations, and any applicable judicial or administrative interpretation, order, consent decree or judgment, relating to the regulation and protection of the environment. Environmental Laws include but are not limited to the Comprehensive Environmental Response, Compensation, and Liability Act of 1980, as amended (42 U.S.C. ss. 9601 et seq.); the Hazardous Material Transportation Act, as amended (49 U.S.C. ss. 180 et seq.); the Federal Insecticide, Fungicide, and Rodenticide Act, as amended (7 U.S.C. ss. 136 et seq.); the Resource Conservation and Recovery Act, as amended (42 U.S.C. ss. 6901 et seq.); the Toxic Substance Control Act, as amended (42 U.S.C. ss. 7401 et seq.); the Clean Air Act, as amended (42 U.S.C. ss. 740 et seq.); the Federal Water Pollution Control Act, as amended (33 U.S.C. ss. 1251 et seq.); and the Safe Drinking Water Act, as amended (42 U.S.C. ss. 300f et seq.), and their state and local counterparts or equivalents and any applicable transfer of ownership notification or approval statutes.

      "Environmental Liabilities and Costs" means, as to any Person, all liabilities, obligations, responsibilities, Remedial Actions, losses, damages, punitive damages, consequential damages, treble damages, costs and expenses (including, without limitation, all fees, disbursements and expenses of counsel, experts and consultants and costs of investigation and feasibility studies), fines, penalties, sanctions and interest incurred as a result of any claim or demand by any other Person, whether based in contract, tort, implied or express warranty, strict liability, criminal or civil statute, including, without limitation, any thereof arising under any Environmental Law, Permit, order or agreement with any Governmental Authority or other Person, and which relate to any violation or alleged violation of an Environmental Law or a Permit, or a Release or threatened Release.

      "Equipment" shall have the meaning attributed to the term "equipment" in the Code and shall include, without limitation, all now owned and hereafter acquired equipment, machinery, computers and computer hardware and software
(whether owned or licensed), vehicles, tools, furniture, fixtures, all attachments, accessions and property now or hereafter affixed thereto or used in connection therewith, and substitutions and replacements thereof, wherever located.

      "Event of Default" has the meaning set forth in Section 10.1 hereof.

      "Excess Cash Flow" means, for any period, net income for such period plus all depreciation, amortization and other noncash charges for such period, less all capital expenditures (other than expenditures paid for with non-operating sources) made (as determined in accordance with GAAP) during such period, but only to the extent that such capital expenditures are permitted pursuant to
Section 9.14, less the scheduled portion of any long-term debt which matured during such period and was paid during such period, less (or plus) any increase (or decrease) in working capital (calculated exclusive of cash and the outstanding Revolving Loan balance) from the beginning of such period to the end of such period, plus all federal, state and local income taxes accrued during such period, and less all federal, state and local income tax payments made during such period.

                                       P6

     "Fee Computation Amount" means, as of the date of computation, the total of
(i) the amount set forth in item (i) of Section 3.1(a) and (ii) the then outstanding principal balance of Term Loan I, Term Loan II and Real Estate Loan.

      "Fixed Rate Term" means a period of one, two, three or six months, as designated by Agent, during which a Loan bears interest determined in relation to LIBOR; provided however, that no Fixed Rate Term may extend beyond the Maturity Date, and if the last day of a Fixed Rate Term is not a Business Day, such term shall be extended to the next succeeding Business Day, or if the next succeeding Business Day falls in another calendar month, such term shall end on the next preceding Business Day.

      "GAAP" means generally accepted accounting principles as in effect in the United States from time to time, consistently applied.

      "General Intangibles" shall have the meaning attributed to the term "general intangible" in the Code, and shall include, without limitation, all tax and duty refunds, registered and unregistered patents, trademarks, service marks, copyrights, trade names, applications for the foregoing, trade secrets, goodwill, processes, drawings, blueprints, customer lists, licenses, whether as licensor or licensee, choses in action and other claims and existing and future leasehold interests in equipment.

      "Good  Faith"  means  honesty  in  fact  in  the  conduct  or  transaction
concerned,   without  regard  to  whether   standards   which  might  be  deemed
commercially reasonable have been observed.

      "Governmental Authority" means any domestic or foreign national, state or local government, any political subdivision thereof, any department, agency, authority or bureau of any of the foregoing, or any other entity exercising executive, legislative, judicial, regulatory or administrative functions of or pertaining to government, including the Federal Deposit Insurance Corporation, the Federal Reserve Board, the Comptroller of the Currency, any central bank or any comparable authority.

      "Governmental Rule" means any applicable law, rule, regulation, ordinance, order, code interpretation, judgment, decree, directive, guidelines, policy or similar form of decision of any Governmental Authority.

      "Indebtedness" of any Person means, without duplication, (a) all indebtedness of such Person for borrowed money (including, without limitation, reimbursement and all other obligations with respect to surety bonds, letters of credit and bankers' acceptances, whether or not matured) or for the deferred purchase price of property or services, (b) all obligations of such Person evidenced by notes, bonds, debentures or similar instruments, (c) all indebtedness of such Person created or arising under any conditional sale or other title retention agreement with respect to property acquired by such Person (even though the rights and remedies of the seller or lender under such agreement in the event of default are limited to repossession or sale of such property), (d) all Capitalized Lease Obligations of such Person, (e) all Contingent Obligations of such Person, (f) all obligations of such Person to

                                       P7
purchase, redeem, retire, defease or otherwise acquire for value any Stock or Stock Equivalents of such Person with a mandatory repurchase or redemption date of less than ten years from the date of issuance thereof, (g) all obligations of such Person under Interest Rate Contracts and Commodity Contracts, (h) all Indebtedness referred to in clause (a), (b), (c), (d), (e), (f) or (g) above secured by (or for which the holder of such Indebtedness has an existing right, contingent or otherwise, to be secured by) any Lien upon or in property (including, without limitation, Accounts and General Intangibles) owned by such Person, even though such Person has not assumed or become liable for the payment of such Indebtedness, (i) in the case of Borrower, its obligations under the Loan Documents, (j) all liabilities of such Person which would be shown on a balance sheet of such Person prepared in accordance with GAAP, and (k) all liabilities of such Person in connection with the failure to make when due any contribution or payment pursuant to or under any Plan.

      "Interest Rate Contracts" means interest rate swap agreements, interest rate cap agreements, interest rate collar agreements, interest rate insurance, and other agreements or arrangements designed to provide protection against fluctuations in interest rates.

      "Indemnitees" has the meaning set forth in Section 11.5 hereof.

      "Inventory" shall have the meaning attributed to the term "inventory" in the Code and, in addition, means all now owned and hereafter acquired inventory, goods, merchandise and other personal property wherever located, while in the possession of Borrower, a bailee, or other Person, furnished under any contract of service or intended for sale or lease, including, without limitation, all farm products, raw materials, work in process, spare parts, component parts, finished goods and materials and supplies of any kind, nature or description which are or might be used or consumed in Borrower's business or are or might be used in connection with the manufacture, packing, shipping, advertising, selling or finishing of such goods, merchandise and other personal property and all documents of title or documents representing the same.

      "Inventory Advance Rates" means percentages to be fixed and subject to change by Bank from time to time in Good Faith and in its discretion, which are applied to Eligible Inventory for purposes of determining the Borrowing Base. Initially, the Inventory Advance Rates shall be as follows: (i) 35% with respect to raw materials and (ii) 50% with respect to finished goods. Bank may establish, in the Good Faith exercise of its discretion, one or more Inventory Advance Rates which may be applied severally against specific categories or types of Eligible Inventory, and may from time to time adjust one or more of the Inventory Advance Rates to reflect contingencies or risks which may affect the Collateral, the business, business prospects or financial condition of Borrower, or the security of the Loans.

      "Letter of Credit"  means a letter of credit  issued by Bank  pursuant  to
Section 3.2 hereof.

      "Letter of Credit Agreement" means Bank's standard letter of credit application and documentation modified to such extent, if any, as Bank deems necessary.

                                       P8

      "Letter of Credit Obligations" means, at any time, all liabilities at such time of Borrowers to Bank with respect to Letters of Credit, whether or not any such liability is contingent.

      "LIBOR" means, for each Fixed Rate Term, the rate per annum (rounded upward if necessary to the nearest whole 1/16 of 1%) and determined pursuant to the following formula:

      LIBOR =             Base LIBOR
                 ------------------------------------
                    100% - LIBOR Reserve Percentage

      As used herein, (i) "Base LIBOR" means the average of the rates per annum at which U.S. dollar deposits are offered to Bank in the London interbank eurocurrency market on the second Business Day prior to the commencement of a Fixed Rate Term at or about 11:00 A.M. (London time), for delivery on the first day of such Fixed Rate Term, for a term comparable to the number of days in such Fixed Rate Term and in an amount approximately equal to the principal amount to which such Fixed Rate Term shall apply, and (ii) "LIBOR Reserve Percentage" means the reserve percentage prescribed by the Board of Governors of the Federal Reserve System (or any successor) for "Eurocurrency Liabilities" (as defined in Regulation D of the Federal Reserve Board, as amended), adjusted by Bank for changes in such reserve percentage during the applicable Fixed Rate Term.

      "LIBOR Loan" means the outstanding principal amount of any Loan that bears interest with reference to LIBOR.

      "Lien" means any mortgage, deed of trust, pledge, hypothecation, assignment, deposit arrangement, encumbrance, lien (statutory or other), security interest, priority or other security agreement or preferential arrangement of any kind or nature whatsoever, including, without limitation, any conditional sale or other title retention agreement or the interest of a lessor under a Capitalized Lease Obligation or any other lease.

      "Loan" means an advance made by Bank to Borrowers pursuant to any of Sections 3.1, 3.3, 3.4 or 3.5.

      "Loan Documents" means this Agreement and all notes, guarantees, security agreements, subordination agreements, and other agreements, documents and instruments now or at any time hereafter executed and/or delivered by Borrower or any Obligor in connection with this Agreement, as the same now exist or may hereafter be amended, modified, supplemented, extended, renewed, restated or replaced.

      "Material Adverse Effect" means a material adverse effect on (a) the condition (financial or otherwise), business, performance, prospects, operations or properties of Borrowers, (b) the ability of Borrowers to perform the Obligations, or (c) the rights and remedies of Bank under the Loan Documents.

      "Maturity Date" means the third anniversary of the Closing Date.

                                       P9

      "Note" means a promissory note executed by Borrowers in favor of Bank evidencing Loans, substantially in one of the forms attached as Exhibit A hereto.

      "Notice of Authorized Representatives" has the meaning set forth in
Section 2.2 hereof.

      "Notice of Borrowing" has the meaning set forth in Section 3.1(d) hereof.

      "Notice of Conversion or Continuation" has the meaning set forth in
Section 3.7(b) hereof.

      "Obligations"   means  all  of  Borrowers'   obligations  under  the  Loan
Documents, whether direct or indirect, absolute or contingent, due or to become due, now existing or hereafter arising.

      "Obligor" means any guarantor, endorser, acceptor, surety or other person liable on or with respect to the Obligations, or any of them, or who is the owner of any property which is security for the Obligations, or any of them, other than Borrowers.

      "Permit" means any permit, approval,  authorization,  license, variance or
permission   required  from  a  Governmental   Authority   under  an  applicable
Governmental Rule.

      "Permitted Liens" means (i) Liens arising by operation of law for taxes, assessments or governmental charges not yet due, (ii) statutory Liens of mechanics, materialmen, shippers, warehousemen, carriers, and other similar persons for services or materials arising in the ordinary course of business for which payment is not yet due, (iii) non-consensual Liens incurred or deposits made in the ordinary course of business in connection with workers' compensation, unemployment insurance and other types of social security, (iv) Liens for taxes or statutory Liens of mechanics, materialmen, shippers, warehousemen, carriers and other similar persons for services or materials which are due but are being contested in good faith and by appropriate and lawful proceedings promptly initiated and diligently conducted and for which reserves satisfactory to Bank have been established, (v) Liens listed on Schedule I, (vi) Liens in favor of Bank and (vii) liens to United States National Bank of Oregon which are subject to subordination terms acceptable to Bank.

      "Person" means an individual, partnership, corporation (including, without limitation, a business trust), joint stock company, limited liability company, trust, unincorporated association, joint venture or other entity, or a Governmental Authority.

      "Plan" means an employee benefit plan, as defined in Section 3(3) of ERISA, which Borrower maintains, contributes to or has an obligation to contribute to on behalf of participants who are or were employed by any of them.

      "Real Estate Loan" has the meaning set forth in Section 3.5(a) hereof.

                                      P10

      "Records" means all of Borrower's present and future records and books of account of every kind or nature, purchase and sale agreements, invoices, ledger cards, bills of lading and other shipping evidence, statements, correspondence, memoranda, credit files and other data relating to the Collateral or any account debtor, together with the tapes, disks, diskettes and other data and software storage media and devices, file cabinets or containers in or on which the foregoing are stored (including any rights of Borrower with respect to the foregoing maintained with or by any other Person).

      "Release" means, as to any Person, any unpermitted spill, emission, leaking, pumping, injection, deposit, disposal, discharge, dispersal, leaching or migration of a Contaminant into the environment.

      "Remedial Action" means all actions required to clean up, remove, prevent or minimize a Release or threat of Release or to perform pre-remedial studies and investigations and post-remedial monitoring and care.

      "Revolving Loan" means a Loan made to Borrowers pursuant to
Section 3.1(a).

      "Rights to Payment" means all Accounts, General Intangibles, contract rights, chattel paper, documents, instruments, letters of credit, bankers acceptances and guaranties, and all present and future liens, security interests, rights, remedies, title and interest in, to and in respect of Accounts and other Collateral, and shall include without limitation, (a) rights and remedies under or relating to guaranties, contracts of suretyship, letters of credit and credit and other insurance related to the Collateral, (b) rights of stoppage in transit, replevin, repossession, reclamation and other rights and remedies of an unpaid vendor, lienor or secured party, (c) goods described in invoices, documents, contracts or instruments with respect to, or otherwise representing or evidencing, Accounts or other Collateral, including without limitation, returned, repossessed and reclaimed goods, and (d) deposits by and property of account debtors or other persons securing the obligations of account debtors, monies, securities, credit balances, deposits, deposit accounts and other property of Borrower now or hereafter held or received by or in transit to Bank or any of its affiliates or at any other depository or other institution from or for the account of Borrower, whether for safekeeping, pledge, custody, transmission, collection or otherwise.



                                     P11

      "Stock" means shares of capital stock, beneficial or partnership interests, participations or other equivalents (regardless of how designated) of or in a corporation or other entity, whether voting or non-voting, and includes, without limitation, common stock and preferred stock.

      "Stock Equivalents" means all securities convertible into or exchangeable for Stock and all warrants, options or other rights to purchase or subscribe for any Stock, whether or not presently convertible, exchangeable or exercisable.

      "Subsidiary" means any corporation, association, partnership, joint venture or other business entity which is not a Borrower and of which more than fifty percent (50%) of the voting stock or other equity interest is owned directly or indirectly by Williams Parent or Ajay Parent.

                                      P12

      "Tangible Net Worth" means stockholders' equity less: (i) all intangible assets (net of amortization); (ii) all treasury stock; and (iii) all obligations due from stockholders, employees and/or affiliates.

      "Term Loan I" has the meaning set forth in Section 3.3(a) hereof.

      "Term Loan II" has the meaning set forth in Section 3.4(a) hereof.

      "Tranche" means a collective reference to LIBOR Loans, the then-current Fixed Rate Term with respect to all of which begin on the same date and end on the same later date (whether or not such LIBOR Loans shall have originally been made on the same day).

      "Williams Parent" means Williams Controls, Inc., a Delaware corporation.

      SECTION 1.2 HEADINGS

      Headings in the Loan Documents are for convenience of reference only and are not part of the substance hereof or thereof.

                                     P13

ARTICLE II.  APPOINTMENT OF AGENT; JOINT AND SEVERAL LIABILITY

      SECTION 2.1 APPOINTMENT OF AGENT

      In order to facilitate and insure prompt and accurate communication between Borrowers and Bank and to insure the efficient and effective distribution of proceeds of the Loans, each Borrower hereby appoints Agent as its agent to perform the functions of the Agent under the Loan Documents, to take such actions and make such elections on such Borrower's behalf as are delegated to the Agent in the Loan Documents and for the following purposes: (i) communicating to and receiving communications from Bank; (ii) receiving all proceeds of the Loans and making all decisions regarding the distribution of such proceeds among the Borrowers as Agent, in the sole exercise of its discretion, deems fair and appropriate; and (iii) making all decisions and elections with respect to requests for advances of credit, issuance of Letters of Credit and election of interest options.

      SECTION 2.2 AUTHORIZED REPRESENTATIVES

      On the Closing Date, and from time to time subsequent thereto at Agent's option, Agent shall deliver to Bank a written notice in the form of Exhibit B attached hereto, which designates by name one or more Authorized Representatives and includes each of their respective specimen signatures (each, a "Notice of Authorized Representatives"). Bank shall be entitled to rely conclusively on the authority of each person designated as an Authorized Representative in the most current Notice of Authorized Representatives delivered by Agent to Bank, to request borrowings and select interest rate options hereunder, and to give to Bank such other notices as are specified herein as being made through an Authorized Representative, until such time as Agent has delivered to Bank, and Bank has actual receipt of, a new written Notice of Authorized Representatives. Bank shall have no duty or obligation to Borrowers to verify the authenticity of any signature appearing on any Notice of Borrowing, Notice of Conversion or Continuation or any other written notice from an Authorized Representative or to verify the authenticity of any person purporting to be an Authorized Representative giving any telephonic notice permitted hereby.

      SECTION 2.3 JOINT AND SEVERAL LIABILITY; RIGHTS OF CONTRIBUTION

      (a) Each  Borrower  states and  acknowledges  that:  (i)  pursuant to this
Agreement, Borrowers desire to utilize their borrowing potential on a consolidated basis to the same extent possible if they were merged into a single corporate entity; (ii) it has determined that it will benefit specifically and materially from the advances of credit contemplated by this Agreement; (iii) it is both a condition precedent to the obligations of Bank hereunder and a desire of Borrowers that each Borrower execute and deliver to Bank this Agreement; and
(iv) Borrowers have requested and bargained for the structure and terms of the credit contemplated by this Agreement.

      (b) Each Borrower hereby irrevocably and unconditionally: (i) agrees that it is jointly and severally liable to Bank for the full and prompt payment of the Obligations and the performance by each Borrower of its obligations hereunder in accordance with the terms of the Loan Documents; (ii) agrees to fully and promptly perform all of its obligations under the Loan Documents with respect to each advance of credit hereunder as if such advance had been made directly to it; and (iii) agrees as a primary obligation to indemnify Bank on demand for and against any loss incurred by Bank as a result of any of the obligations of any one or more of Borrowers under the Loan Documents being or becoming void, voidable, unenforceable or ineffective for any reason whatsoever, whether or not known to Bank or any other Person, the amount of such loss being the amount which Bank would otherwise have been entitled to recover from any one or more of Borrowers. Each Borrower hereby irrevocably and unconditionally accepts, not merely as a surety but also as a co-debtor, joint and several liability with each other Borrower with respect to the payment and performance of all of the Obligations. If and to the extent that any Borrower fails to make any payment with respect to the Obligations as and when due or to perform any of its obligations in accordance with the terms of the Loan Documents, then in each such event the other Borrowers will make such payment with respect to, or perform, such obligations.

      (c) The joint and several liability of each Borrower for the Obligations shall be absolute and unconditional irrespective of and shall not be subject to any reduction, limitation, impairment or termination for any reason, including, without limitation, any claim of waiver, release, surrender, alteration or compromise, and shall not be subject to any defense or setoff, counterclaim, recoupment or termination whatsoever by reason of the invalidity, illegality or unenforceability of any of the Obligations. Without limiting the generality of

                                      P14
the foregoing, the obligations of each Borrower shall not be discharged or impaired or otherwise affected by:

            (i) any change in the manner, place or terms of payment or performance and/or any change or extension of the time of payment or performance of, renewal or alteration of, any Obligation, any security therefor, or any liability incurred directly or indirectly in respect thereof, or any rescission of, or amendment, waiver or other modification of, or any consent to departure from any Loan Document, including any increase in the Obligations resulting from the extension of additional credit to any of Borrowers;

            (ii) any sale, exchange, release, surrender, realization upon any property at any time pledged or mortgaged to secure any of the Obligations, and/or any offset against, or failure to perfect, or continue the perfection of, any lien in any such property, or delay in the perfection of any such lien, or any amendment or waiver of or consent to departure from any other guaranty for any of the Obligations;

            (iii) the failure of Bank to assert any claim or demand or to enforce any right or remedy against any Borrower or any other Person under the provisions of any Loan Document;

            (iv) any settlement or compromise of any Obligation, any security therefor or any liability incurred directly or indirectly in respect thereof, and any subordination of the payment of any part thereof to the payment of any obligation (whether due or not) of any other Borrower to creditors of such other Borrower other than any other Borrower;

            (v) any manner of application of any collateral for the Obligations or proceeds thereof, to any of the Obligations, or any manner of sale or other disposition of any such collateral for all or any of the Obligations or any other assets of any Borrower;

            (vi) any change, restructuring or termination of the existence of any Borrower; or

            (vii) any other agreement or circumstance of any nature whatsoever that might in any manner or to any extent vary the risk of any Borrower, or that might otherwise at law or in equity constitute a defense available to, or a discharge of, the obligations of any Borrower, or a defense to, or discharge of, any Borrower or any other Person relating to any of the Obligations.

      (d) The joint and several liability of Borrowers shall continue in full force and effect notwithstanding any absorption, merger, amalgamation or any other change whatsoever in the name, membership, constitution or place of formation of any Borrower.

                                      P15

      (e) It is the intent of each Borrower that the indebtedness, obligations and liability hereunder of no one of them be subject to challenge on any basis. Accordingly, as of the date hereof, the liability of each Borrower under the Loan Documents, together with all of its other liabilities to all Persons as of the date hereof and as of any other date on which a transfer is deemed to occur by virtue of this Agreement, calculated in an amount sufficient to pay its probable net liabilities (including contingent liabilities) as the same become absolute and matured ("Dated Liabilities") is, and is to be, less than the amount of the aggregate of a fair valuation of its property as of such corresponding date ("Dated Assets"). To this end each Borrower hereby (i) grants to and recognizes in each other Borrower, ratably, rights of subrogation and contribution in the amount, if any, by which the Dated Assets of such Borrower, but for the aggregate of subrogation and contribution in its favor recognized herein, would exceed the Dated Liabilities of such Borrower or, as the case may be (ii) acknowledges receipt of and recognizes its right to subrogation and contribution ratably from each of the other Borrowers in the amount, if any, by which the Dated Liabilities of such Borrower, but for the aggregate of subrogation and contribution in its favor recognized herein, would exceed the Dated Assets of such Borrower. In recognizing the value of the Dated Assets and the Dated Liabilities, it is understood that Borrowers will recognize, to at least the same extent of their aggregate recognition of liabilities hereunder, their rights to subrogation and contribution hereunder. It is a material objective of this Section that each Borrower recognizes rights to subrogation and contribution rather than be deemed to be insolvent (or in contemplation thereof) by reason of its joint and several obligations hereunder.


                                     P16

ARTICLE III.  THE CREDITS

      SECTION 3.1 REVOLVING LOANS

      (a) On the terms and subject to the conditions contained in this Agreement, Bank agrees to make loans (each a "Revolving Loan") to Borrowers from time to time until the Maturity Date in an aggregate amount not to exceed at any time outstanding the lesser of (i) $26,000,000 or (ii) the Borrowing Base. Borrowers may from time to time borrow, partially or wholly repay their outstanding Revolving Loans, and reborrow, subject to all the limitations, terms and conditions contained herein.

      (b) If at any time the Available Credit is negative, Borrowers, without demand or notice, shall immediately repay that portion of the Revolving Loans necessary to cause the Available Credit to be zero. Borrowers shall repay the outstanding principal balance of the Revolving Loans, together with all accrued and unpaid interest and related fees on the earlier of the Maturity Date or the due date determined pursuant to Section 10.2.

      (c) The Revolving Loans shall be evidenced by a Note payable to the order of Bank.


      (d) Agent, through one of the Authorized Representatives, shall request each advance under Section 3.1(a) by giving Bank irrevocable written notice or telephonic notice (confirmed promptly in writing), in the form of Exhibit C attached hereto (each, a "Notice of Borrowing"), which specifies, among other things:

            (i)   the principal amount of the requested advance;

            (ii) the proposed date of borrowing, which shall be a Business Day;

            (iii) whether such advance is to be a Base Rate Loan or a LIBOR Loan; and

            (iv) if such advance is to be a LIBOR Loan, the length of the Fixed Rate Term applicable thereto.

      Each such Notice of Borrowing must be received by Bank not later than (i) 10:00 a.m. (San Francisco time) on the date of borrowing if a Base Rate Loan, or
(ii) at least three Business Days prior to the date of borrowing if a LIBOR Loan. In addition to advances requested by Agent, advances of Revolving Loans may be made automatically pursuant to certain arrangements made by Agent with Bank and each such advance shall be a Base Rate Loan.


                                     P17

      (e) Bank shall have the right in its discretion to determine in Good Faith which Accounts are eligible for the purpose of determining the Borrowing Base. General criteria for Eligible Accounts may be established and revised from time to time by Bank in Good Faith. Without limiting such discretion as to other Accounts, the following Accounts shall not be Eligible Accounts:

            (i) Accounts which do not consist of ordinary trade accounts receivable owned by Borrower, payable in cash in United States dollars (except for amounts payable in a foreign currency if the applicable Borrower has entered into a currency hedge agreement with respect to such foreign currency on terms acceptable to Bank) and arising out of the final sale of Inventory or provision of services in the ordinary course of Borrower's business as presently conducted by it;

           (ii) Accounts with respect to which the services covered thereby have not been rendered or the goods covered thereby have not been delivered to the account debtor or its designee or with respect to which Borrower failed to issue an original invoice at the agreed-upon purchase price to the account debtor promptly after rendering such services or delivering such goods to the account debtor;

          (iii) Accounts which are not absolutely and unconditionally payable;

           (iv) Accounts with respect to which more than 150 days have elapsed since the date of the original invoice applicable thereto;

            (v)   Accounts which are more than 60 days past due;


                                      P18

        (vi) Accounts with respect to which the account debtor is an affiliate of Borrower or any officer, employee or agent of the account debtor is an officer, employee or agent of or affiliated with Borrower directly or indirectly by virtue of family membership, ownership, control, management or otherwise;

          (vii) Accounts with respect to which the account debtor is the United States of America or any department, agency or instrumentality thereof, except for those Accounts as to which Borrower has assigned its right to payment thereof to Bank, and the assignment has been acknowledged, pursuant to the Assignment of Claims Act of 1940, as amended (31 U.S.C. ss.3727);

         (viii) the chief executive office of the account debtor with respect to such Account is not located in the United States of America, unless (a) the account debtor has delivered to Borrower an irrevocable letter of credit issued or confirmed by a bank satisfactory to Bank, sufficient to cover such Account, in form and substance satisfactory to Bank and, if required by Bank, the original of such letter of credit has been delivered to Bank or Bank's agent and the issuer thereof notified of the assignment of the proceeds of such letter of credit to Bank, (b) such Account is subject to credit insurance payable to Bank issued by an insurer and on terms and in an amount acceptable to Bank, (c) the account debtor resides in a province of Canada which recognizes Bank's perfection and enforcement rights as to Accounts by reason of the filing of a UCC-1 in the state of the applicable Borrower's chief executive office, or (d) such Account is otherwise acceptable in all respects to Bank (subject to such lending formula with respect thereto as Bank may determine);


                                     P19

           (ix) Accounts for which the prospect of payment or performance by the account debtor is or will be impaired in the Good Faith determination of Bank;

            (x) Accounts with respect to which Bank does not have a valid and prior, fully perfected lien or which are not free of all liens or other claims of all other Persons (except Permitted Liens);

           (xi) Accounts with respect to which the account debtor is the subject of bankruptcy or a similar insolvency proceeding, or has made an assignment for the benefit of creditors, or whose assets have been conveyed to a receiver or trustee, or who has failed or suspended or gone out of business;

          (xii) Accounts with respect to which the account debtor's obligation to pay the Accounts is conditional upon the account debtor's approval;

         (xiii) except as otherwise designated by Bank in a notice to Agent, Accounts from an account debtor to the extent that the account debtor's indebtedness to a Borrower (whether evidenced by such Accounts or otherwise) exceeds an amount which is greater than 25% of the face amount (less maximum discounts, credits and allowances which may be taken by or granted to account debtors in connection therewith) of the then outstanding Eligible Accounts owned by such Borrower;

                                      P20

          (xiv) Accounts owed by a particular account debtor if less than 75% of the aggregate Accounts then owed to Borrower by that account debtor and its affiliates constitute Eligible Accounts;

           (xv) Accounts of a particular account debtor in excess of a credit limit established as to that account debtor by Borrower or by Bank;

          (xvi) Accounts which represent a prepayment or progress payment or a partial payment under an installment contract;

         (xvii) Accounts which are evidenced by a promissory note or other instrument;

        (xviii)   Accounts with respect to which the terms or conditions
      prohibit or restrict assignment or collection rights;

          (xix) Accounts with respect to which the account debtor is located in any jurisdiction requiring the timely filing by Borrower of a report or document before such Account is created in order to bring suit or otherwise enforce its remedies against such account debtor in the courts or through any judicial process of such jurisdiction, unless Borrower has filed, or is exempt from filing, such a report; and

           (xx) Accounts with respect to which the account debtor is also a creditor of Borrower, but only to the extent of the amount owed by Borrower to such account debtor if such amount is less than the amount of all Accounts with respect to such account debtor which otherwise would be Eligible Accounts.

      Bank shall have the right, but not the duty, to declare particular accounts ineligible. The fact that Bank has not declared a particular account ineligible shall not be deemed to be a determination or representation by Bank as to the creditworthiness or financial condition of any account debtor. Because of banking relationships between account debtors of Borrower and Bank, Bank may have information about the creditworthiness of such account debtors; however, Bank shall have no duty to Borrowers to disclose information it may have about any Borrower's account debtors and Borrowers shall have no right to rely upon any action or inaction of Bank concerning the creditworthiness or financial condition of Borrower's account debtors. BORROWERS HEREBY COVENANT NOT TO SUE AND TO HOLD HARMLESS BANK, ITS OFFICERS, DIRECTORS, EMPLOYEES, AGENTS, SUCCESSORS AND ASSIGNS FOR AND FROM ANY AND ALL DAMAGES, LIABILITY, OR CLAIMS OF LIABILITY, WHETHER KNOWN OR UNKNOWN, OF WHATSOEVER NATURE ARISING OUT OF OR BASED IN WHOLE OR IN PART UPON BANK'S FAILURE TO DISCLOSE UNFAVORABLE
INFORMATION ABOUT AN ACCOUNT DEBTOR OF BORROWER'S TO BORROWERS, OR BANK'S FAILURE TO TREAT AS INELIGIBLE THE ACCOUNT OF AN ACCOUNT DEBTOR OF BORROWER ABOUT WHOM BANK HAS UNFAVORABLE INFORMATION.

                                      P21

      (f) Bank shall have the right in its discretion to determine in Good Faith which Inventory is eligible for the purpose of determining the Borrowing Base. Without limiting such discretion as to other Inventory, the following Inventory shall in any event not constitute Eligible Inventory:

            (i) finished goods which are not held by Borrower for sale as Inventory in the ordinary course of Borrower's business as presently conducted by it or which are obsolete, not in good condition, not of merchantable quality or not saleable in the ordinary course of Borrower's business or which are subject to defects which would affect their market value;

           (ii)   work in process;

          (iii) Inventory which Bank in the Good Faith exercise of its discretion determines to be unacceptable due to age, type, category or quantity;

           (iv) Inventory with respect to which Bank, does not have a valid and prior, fully perfected Lien and which is not free of all other Liens, other than Permitted Liens;

            (v) Inventory in the possession of a warehouseman or other bailee if Bank has not received a bailee letter acceptable to Bank from such warehouseman or bailee; and

           (vi) Inventory located on premises leased by Borrower if Bank has not received a landlord's waiver acceptable to Bank with respect to such premises.

      SECTION 3.2 LETTER OF CREDIT FACILITY

      (a) On the terms and subject to the conditions contained in this Agreement, Bank agrees promptly to issue one or more Letters of Credit at the request of Agent for the account of Borrowers from time to time until 30 days prior to the Maturity Date; provided, however, that Bank shall not issue any Letter of Credit if:

            (i) any order, judgment or decree of any Governmental Authority or arbitrator of which Bank is aware shall purport by its terms to enjoin or restrain Bank from issuing such Letter of Credit or any Governmental Rule applicable to Bank or any request or directive (whether or not having the force of law) from any Governmental Authority with jurisdiction over Bank shall prohibit, or request that Bank refrain from, the issuance of letters of credit generally or such Letter of Credit in particular or shall impose upon Bank with respect to such Letter of Credit any restriction or reserve or capital requirement (for which Bank is not otherwise compensated) not in effect on the date hereof or result in any loss, cost or expense which
      (A) was not applicable, in effect or known to Bank on the Closing Date and which Bank in Good Faith deems material to it, and (B) the reimbursement of which is not provided for hereunder;

                                      P22

            (ii)  any of the applicable conditions contained in
      Article VII is not then satisfied;

            (iii) after giving effect to the issuance of such Letter of Credit, the Letter of Credit Obligations exceed $4,000,000;

            (iv) the amount of the Letter of Credit requested exceeds the Available Credit; or

            (v) fees due in connection with a requested issuance have not been paid.

      (b) In no event shall the expiry date of any Letter of Credit be more than
(A) one year, in the case of a Letter of Credit that is a standby letter of credit, or (B) 180 days, in the case of a Letter of Credit that is a commercial (documentary) letter of credit, after the date of issuance thereof, but in no event shall the expiry date of any Letter of Credit, whether by virtue of automatic renewal or otherwise, fall after 10 days prior to the Maturity Date.

      (c) Prior to the issuance of each Letter of Credit, Borrowers shall have delivered to Bank, if requested by Bank, a Letter of Credit Agreement, signed by Borrowers, and such other documents or items as Bank may require pursuant to the terms thereof.

      (d) Subject to the terms and conditions of this Section 3.2 and provided that the applicable conditions set forth in Article VII have been satisfied, Bank shall, on the requested date, issue a Letter of Credit on behalf of Borrower in accordance with the applicable letter of credit request and Bank's usual and customary business practices and in a final form reasonably satisfactory to Borrower.

      (e) If Bank makes any payment under any Letter of Credit, such payment shall be deemed to be and shall constitute a Base Rate Loan made by Bank to Borrowers pursuant to Section 3.1(a).

      SECTION 3.3 TERM LOAN I

      (a) On the terms and subject to the conditions contained in this Agreement, Bank agrees to make a term loan ("Term Loan I") to Borrowers in the amount of $4,430,000. Borrowers shall repay the principal of Term Loan I in monthly principal payments of $52,738.10 each on the first day of each month beginning September 1, 1997. Borrowers shall repay the outstanding principal balance of Term Loan I, together with all accrued and unpaid interest and related fees on the earlier of the Maturity Date or the due date determined pursuant to Section 10.2.

      (b) Term Loan I shall be evidenced by a Note payable to the order of Bank.

      (c) Borrowers may prepay the portion of the Term Loan I which is a Base Rate Loan in whole or in part, from time to time. Each partial prepayment shall be applied to the principal balance of Term Loan I in inverse order of maturity.


      SECTION 3.4 TERM LOAN II

      (a) On the terms and subject to the conditions contained in this Agreement, Bank agrees to make a term loan ("Term Loan II") to Borrowers in the amount of $1,000,000. Borrowers shall repay the principal of Term Loan II as follows: (i) in monthly principal payments of $41,667 each on the first day of each month beginning September 1, 1997; (ii) on or before January 31 of each year, an amount equal to 50% of Williams Parent's consolidated Excess Cash Flow for the immediately preceding fiscal year of Williams Parent; (iii) on or before April 30 of each year, an amount equal to 50% of Ajay Parent's consolidated Excess Cash Flow for the immediately preceding fiscal year of Ajay Parent; (iv) within three Business Days of the receipt by Borrower of additional equity (other than equity contributed by another Borrower), an amount equal to the amount of (or fair market value of) such additional equity; (v) upon the receipt thereof, an amount equal to the net proceeds from the sale or liquidation of Kenco/Williams, Inc. or of substantially all of its assets after deducting from such proceeds an amount equal to the portion of the Revolving Loans and Term




                                     P23

Loan I based on the assets sold (or otherwise transferred) and applying such amount to the reduction of the Revolving Loans and Term Loan I; and (vi) upon the receipt thereof, an amount equal to the net proceeds from the sale of any asset out of the ordinary course of business after deducting from such proceeds an amount equal to the portion of the Revolving Loans, Term Loan I and Real Estate Loan based on the assets sold and applying such amount to the reduction of the Revolving Loans, Term Loan I and Real Estate Loan. Borrowers shall repay the outstanding principal balance of Term Loan II, together with all accrued and unpaid interest and related fees on the earlier of June 1, 1999 or the due date determined pursuant to Section 10.2.

      (b) Term Loan II shall be evidenced by a Note payable to the order of Bank.

      (c) Borrowers may prepay Term Loan II in whole or in part, from time to time. Each partial prepayment shall be applied to the principal balance of Term Loan II in inverse order of maturity.


      SECTION 3.5 REAL ESTATE LOAN

      (a) On the terms and subject to the conditions contained in this Agreement, Bank agrees to make a term loan ("Real Estate Loan") to Borrowers in the amount of $2,658,000. Borrowers shall repay the principal of Real Estate Loan in monthly principal payments of $11,075 each on the first day of each month beginning September 1, 1997. Borrowers shall repay the outstanding principal balance of Real Estate Loan, together with all accrued and unpaid interest and related fees on the earlier of the Maturity Date or the due date determined pursuant to Section 10.2.

      (b) Real Estate Loan shall be evidenced by a Note payable to the order of Bank.

      (c) Borrowers may prepay the portion of the Real Estate Loan which is a Base Rate Loan in whole or in part, from time to time. Each partial prepayment shall be applied to the principal balance of Real Estate Loan in inverse order of maturity.

      SECTION 3.6 INTEREST/FEES

      (a) Interest. The outstanding principal balance of each Revolving Loan which is a Base Rate Loan shall bear interest at a fluctuating rate per annum equal to the aggregate of the Base Rate in effect from time to time plus 50 basis points. The outstanding principal balance of each Revolving Loan which is a LIBOR Loan shall bear interest at a fixed rate per annum determined by Bank to be equal to the aggregate of LIBOR in effect on the first day of the applicable Fixed Rate Term plus 275 basis points. The outstanding principal balance of each portion of Term Loan I and Real Estate Loan which is a Base Rate Loan shall bear interest at a fluctuating rate per annum equal to the aggregate of the Base Rate in effect from time to time plus 75 basis points. The outstanding principal balance of that portion of Term Loan I and Real Estate Loan which is a LIBOR Loan shall bear interest at a fixed rate per annum determined by Bank to be equal to the aggregate of LIBOR in effect on the first day of the applicable Fixed Rate Term plus 300 basis points. The outstanding principal balance of Term Loan II shall bear interest at a fluctuating rate per annum equal to the aggregate of the Base Rate in effect from time to time plus 100 basis points. The foregoing notwithstanding, the rate of interest applicable at all times during the continuation of an Event of Default shall be the applicable rate set forth above plus an additional 200 basis points. All fees, expenses and other amounts not paid when due shall bear interest (from the date due until paid) at a fluctuating rate per annum equal to the Base Rate in effect from time to time plus 300 basis points.


                                     P24

      (b) Letter of Credit Fees. Borrowers shall pay to Bank fees upon the issuance or amendment of each Letter of Credit and upon the payment by Bank of each draft under any Letter of Credit determined in accordance with Bank's Commercial Finance Division's standard fees and charges in effect at the time any Letter of Credit is issued or amended or any draft is paid. In addition, Borrowers shall pay to Bank a fee equal to 1.50% per annum on the average daily amount available to be drawn during each month under outstanding Letters of Credit, which fee shall be due and payable on the first day of each month.

      (c) Servicing Fee. Borrowers shall pay to Bank monthly a servicing fee of $7,500 in respect of Bank's services for each month any of the Obligations are outstanding provided, however, such fee shall be $10,000 if as of the date such fee is due Borrowers are required to submit a collateral activity report on a daily basis, and provided, further, such fee shall be prorated for the first month if the Closing Date is not the first day of a month and the last month if all Obligations are not paid on the last day of a month. Such fee shall be fully earned as of and payable in advance on the Closing Date and on the first day of each month hereafter.

      (d) Unused Revolver Fee. On the first day of each month and on the Maturity Date, Borrowers shall pay Bank a fee equal to 0.25% per annum multiplied by the average daily amount during the immediately preceding month (or if the Maturity Date is not on the first day of a month, then during the month of the Maturity Date) by which the aggregate of the outstanding principal amount of the Revolving Loans and the Letter of Credit Obligations was less than $26,000,000.

                                      P25

      (e) Closing Fee. Borrowers shall pay to Bank a closing fee of $390,880, which fee shall be fully earned as of the Closing Date and payable as follows: (i) $190,880 on the Closing Date and (ii) $50,000 per month on the first day of September, October, November and December, 1997.

      (f) Computation. All interest and per annum fees shall be computed on the basis of a 360-day year, actual days elapsed. Interest shall be payable monthly, in arrears, on the first day of each month, and, in addition, interest on LIBOR Loans shall be paid on the last day of each Fixed Rate Term.

      SECTION 3.7 INTEREST OPTIONS

      (a) Election. Subject to the requirement that each LIBOR Loan be in a minimum amount of $3,000,000 and in integral multiples of $100,000, (i) except as otherwise provided herein, at any time when a Default is not continuing Borrowers may convert all or any portion of a Base Rate Loan to a LIBOR Loan for a Fixed Rate Term designated by Agent, and (ii) at any time Borrowers may convert all or a portion of a LIBOR Loan at the end of the Fixed Rate Term applicable thereto to a Base Rate Loan or, if no Default is continuing, to a LIBOR Loan for a new Fixed Rate Term designated by Agent. If Borrowers have not made the required interest rate conversion or continuation election prior to the last day of any Fixed Rate Term, Borrowers shall be deemed to have elected to convert such LIBOR Loan to a Base Rate Loan.

      (b) Notice to Bank. Agent, through one of the Authorized Representatives, shall request each interest rate conversion or continuation by giving Bank irrevocable written notice or telephonic notice (confirmed promptly in writing), in the form of Exhibit E attached hereto (a "Notice of Conversion or Continuation"), which specifies, among other things:

            (i) the Loan to which such Notice of Conversion or Continuation applies;

            (ii) the principal amount which is the subject of such conversion or continuation;

            (iii) the proposed date of such conversion or continuation, which shall be a Business Day;

            (iv) and if such Notice pertains to a LIBOR interest selection, the length of the applicable Fixed Rate Term.

      Any such Notice of Conversion or Continuation must be received by Bank not later than (i) 10:00 a.m. (San Francisco time) on the effective date of any Base Rate interest selection, and (ii) at least three Business Days prior to the effective date of any LIBOR interest selection.

                                      P26

      SECTION 3.8 CHANGE OF CIRCUMSTANCES

      (a) Inability to Determine Rate. If Bank at any time shall determine that adequate and reasonable means do not exist for ascertaining LIBOR or that LIBOR does not adequately reflect the cost to Bank of making or maintaining LIBOR interest rates hereunder, then Bank shall give telephonic notice (promptly confirmed in writing) to Agent of such determination. If such notice is given and until such notice has been withdrawn in writing by Bank, then no LIBOR interest option may be selected by Borrowers.

      (b) LIBOR Illegality; Termination of Commitment. Notwithstanding any other provisions herein, if any Change of Law shall make it unlawful for Bank (i) to make a LIBOR interest rate available, or (ii) to maintain LIBOR interest rates hereunder, then, in the former event, any obligation of Bank hereunder to make available such unlawful LIBOR interest rate shall forthwith be canceled, and in the latter event, any such unlawful LIBOR interest rate then outstanding shall at the option of Bank be converted so that interest is determined in relation to the Base Rate pursuant to the terms of this Agreement; provided however, if any such Change in Law shall permit a LIBOR interest rate until the expiration of the Fixed Rate Term relating thereto, then such permitted LIBOR interest rate shall continue as such until the end of such Fixed Rate Term. If as a result of this Section a LIBOR interest rate is converted to a lower interest rate, Borrowers shall pay to Bank immediately upon demand such amount or amounts as may be necessary to compensate Bank for any loss in connection therewith.

      (c) Illegality; Compensation. Upon the occurrence of any event described in Section 3.8(b) hereof, Borrowers shall pay to Bank, immediately upon demand, such amount or amounts as may be necessary to compensate Bank for any fines, fees, changes, penalties or other amounts payable by Bank as a result thereof and which are attributable to LIBOR interest rates made available to Borrowers hereunder. In determining which amounts payable by Bank and/or losses incurred by Bank are attributable to LIBOR interest rates made available to Borrowers hereunder, any reasonable allocation made by Bank among its operations shall, in the absence of manifest error, be conclusive and binding upon Borrowers.


                                     P27

      (d)   Change of Law; Compensation.  If any Change of Law

            (i) shall subject Bank to any tax, duty or other charge with respect to any LIBOR interest rate, or shall change the basis of taxation of payments by Borrowers to Bank of principal, interest, fees or any other amount payable hereunder (except for changes in the rate of taxation on the overall net income of imposed by the jurisdiction of Bank's incorporation or by any jurisdiction in which its applicable lending office is located); or

            (ii) shall impose, modify or hold applicable any reserve, special deposit, compulsory loan or similar requirement against assets held by, deposits or other liabilities in or for the account of, advances or loans by, or any other acquisition of funds by Bank; or

            (iii) shall impose on Bank any other condition;

and the effect of any of the foregoing is to increase the cost to Bank of making, renewing or maintaining any LIBOR Loan hereunder or to reduce any amount receivable by Bank in connection therewith, then Borrowers shall, immediately upon demand, pay to Bank such amount or amounts as may be necessary to reimburse Bank for such increased costs or to compensate Bank for such reduced amounts. A certificate as to the amount of such increased costs or reduced amounts, delivered by Bank to Agent shall, in the absence of manifest error, be conclusive and binding on Borrowers for all purposes.

      (e) Capital Requirements; Compensation. If Bank shall have determined that any Change of Law regarding capital adequacy has or shall have the effect of reducing the rate of return on the capital of Bank (or any entity controlling
Bank) as a consequence of Bank's obligations hereunder to a level below that which Bank or such entity would have achieved but for such Change of Law (taking into consideration Bank's or such entity's policies with respect to capital adequacy), by an amount deemed by Bank to be material, then from time to time, within fifteen days after demand by Bank, Borrowers shall pay to Bank or such entity such additional amounts as shall compensate Bank or such entity for such reduction. Any such request by Bank under this Section shall set forth the basis of the calculation of such additional amounts and shall, in the absence of manifest error, be conclusive and binding on Borrowers for all purposes.

SECTION 3.9    LIBOR PREPAYMENTS; FUNDING LOSS INDEMNIFICATION

      (a) Borrowers may prepay the principal of any portion of a Tranche at any time and in the minimum amount of $3,000,000. In consideration of Bank providing this prepayment option to Borrowers or if any such portion of a LIBOR Loan shall become due and payable at any time prior to the last day of the Fixed Rate Term applicable thereto by acceleration or otherwise, Borrowers shall pay to Bank immediately upon demand a fee which is the sum of the discounted monthly difference for each month from the month of prepayment through the month in which such Fixed Rate Term matures, calculated as follows for each such month:


                                     P28

      (i) determine the amount of interest which would have accrued each month on the amount prepaid at the interest rate applicable to such amount had it remained outstanding until the last day of the Fixed Rate Term applicable thereto;

      (ii) subtract from the amount determined in (i) above the amount of interest which would have accrued for the same month on the amount prepaid for the remaining term of such Fixed Rate Term at LIBOR in effect on the date of prepayment for new loans made for such term and in a principal amount equal to the amount prepaid; and

      (iii) if the result obtained in (ii) for any month is greater than zero, discount that difference by LIBOR used in (ii) above.


      Borrowers acknowledge that prepayment of such amount may result in Bank incurring additional costs, expenses and/or liabilities, and that it is difficult to ascertain the full extent of such costs, expenses and/or liabilities. Borrowers, therefore, agree to pay the above-described prepayment fee and agree that said amount represents a reasonable estimate of the prepayment costs, expenses and/or liabilities of Bank. If Borrowers fail to pay any prepayment fee when due, the amount of such prepayment fee shall thereafter bear interest until paid at a rate per annum equal to the Base Rate plus 300 basis points.

      (b) If Borrowers shall (a) fail to borrow the full amount set forth in any Notice of Borrowing which has been delivered to Bank (whether as a result of the failure to satisfy any applicable conditions or otherwise), or (b) fail to convert or continue at the LIBOR interest option any portion of a Loan in accordance with a Notice of Conversion or Continuation delivered to Bank (whether as a result of the failure to satisfy any applicable conditions or otherwise), Borrowers shall, upon demand by Bank, reimburse Bank and hold Bank harmless for all costs and losses incurred by Bank as a result of such repayment, prepayment or failure. Borrowers understand that such costs and losses may include, without limitation, losses incurred by Bank as a result of funding and other contracts entered into by Bank to fund any LIBOR Loan. Bank shall deliver to Agent a certificate setting forth the amount of costs and losses for which demand is made. Such certificate shall, in the absence of manifest error, be conclusive and binding on Borrowers as to the amount of such loss for all purposes. This Section 3.9(b) shall survive the termination of this Agreement.


                                     P29

ARTICLE IV.    COLLECTION AND ADMINISTRATION

      SECTION 4.1 CASH COLLATERAL ACCOUNT

            (a) Cash Collateral Account. Borrower shall, at Borrower's expense and in the manner requested by Bank from time to time, direct that remittances and all other collections and proceeds of Accounts and other Collateral shall be deposited into a lock box account maintained in Bank's name. In connection therewith, Borrower shall execute such lockbox agreement(s) as Bank shall require. Borrower shall maintain with Bank, and Borrower hereby grants to Bank a security interest in, a non-interest bearing deposit account over which Borrower shall have no control ("Cash Collateral Account") and into which the proceeds of all Borrower's Rights to Payment shall be deposited immediately upon their receipt.

            (b) Calculations. For purposes of calculating interest on the Loans, such payments or other funds received will be applied (conditional upon final collection) as a principal reduction one Business Day following the date of receipt by Bank's Commercial Finance Division of the inter-branch advice of deposit that such payments or other funds have been deposited in the Cash Collateral Account. For purposes of calculating the amount of the Revolving Loans available to Borrower such payments will be applied (conditional upon final collection) to the Revolving Loans on the Business Day of receipt by the Commercial Finance Division, if such advices are received within sufficient time (in accordance with Bank's usual and customary practices as in effect from time to time) to credit Borrower's loan account on such day, and if not, then on the next Business Day.

            (c) Immediate Deposit. Borrowers and all of their affiliates, subsidiaries, shareholders, directors, employees or agents shall, acting as trustee for Bank, receive, as the property of Bank, any monies, checks, notes, drafts, or any other payment relating to and/or proceeds of Accounts or other Collateral which come into their possession or under their control and immediately upon receipt thereof, shall deposit or cause the same to be deposited in the Cash Collateral Account, or remit the same or cause the same to be remitted, in kind, to Bank. In no event shall the same be commingled with Borrower's own funds.

      SECTION 4.2 STATEMENTS

      Bank shall render to Agent each month a statement setting forth the balance in the loan account(s) maintained by Bank for Borrowers pursuant to this Agreement, including principal, interest, fees, costs and expenses. Each such statement shall be subject to subsequent adjustment by Bank but shall, absent manifest errors or omissions, be considered correct and deemed accepted by Borrowers and conclusively binding upon Borrowers as an account stated except to the extent that Bank receives a written notice from Agent of any specific exceptions thereto within thirty (30) days after the date such statement has been mailed by Bank. Until such time as Bank shall have rendered to Borrower a written statement as provided above, the balance in the loan account(s) shall be presumptive evidence of the amounts due and owing to Bank by Borrowers.


                                     P30

      SECTION 4.3 PAYMENTS

      All amounts due under any of the Loan Documents shall be payable to the Cash Collateral Account as provided in Section 4.1 hereof or such other place as Bank may designate from time to time. Whenever any payment due hereunder shall fall due on a day other than a Business Day, such payment shall be made on the next succeeding Business Day, and such extension of time shall be included in the computation of interest or fees, as the case may be. Bank may apply payments received or collected from Borrower or for the account of Borrower (including, without limitation, the monetary proceeds of collections or of realization upon any Collateral) to such of the Loans, whether or not then due, in such order and manner as Bank determines. At Bank's option, all principal, interest, fees, costs, expenses and other charges provided for in this Agreement or the other Loan Documents may be charged directly to the loan account(s) of Borrower. Borrower shall make all payments due Bank free and clear of, and without deduction or withholding for or on account of, any setoff, counterclaim, defense, duties, taxes, levies, imposts, fees, deductions, withholding, restrictions or conditions of any kind. If after receipt of any payment of, or proceeds of Collateral applied to the payment of, any of the Obligations Bank is required to surrender or return such payment or proceeds to any person or entity for any reason, then the Obligations intended to be satisfied by such payment or proceeds shall be reinstated and continue and this Agreement shall continue in full force and effect as if such payment or proceeds had not been received by Bank. Borrower shall be liable to pay to Bank, and does hereby indemnify and hold Bank harmless for the amount of any payments or proceeds surrendered or returned. This Section 4.3 shall remain effective notwithstanding any contrary action which may be taken by Bank in reliance upon such payment or proceeds. This Section 4.3 shall survive the payment of the Obligations and the termination of this Agreement.

      SECTION 4.4 USE OF PROCEEDS

      Borrower shall use the initial proceeds of the Loans provided by Bank to Borrower hereunder only for: (a) payments to each of the persons listed in the disbursement order furnished by Borrower to Bank on or about the date hereof; and (b) costs, expenses and fees in connection with the preparation, negotiation, execution and delivery of this Agreement and the other Loan
Documents. All other Loans made or Letters of Credit provided by Bank to Borrower pursuant to the provisions hereof shall be used by Borrower only for general operating, working capital and other proper corporate purposes of Borrower not otherwise prohibited by the terms of this Agreement. None of the proceeds will be used, directly or indirectly, for the purpose of purchasing or carrying any margin security or for the purposes of reducing or retiring any indebtedness which was originally incurred to purchase or carry any margin security or for the any other purpose which might cause any of the Loans to be considered a "purpose credit" within the meaning of Regulation U of the Board of Governors of the Federal Reserve System, as amended. The foregoing notwithstanding, up to $375,000 of the proceeds of the Loans may be used by Agent as a loan by Agent to Williams Controls, Inc. Employee Stock Ownership Plan and Trust ("Trust"); provided that Agent gives Bank ten days' advance notice of its intention to make such loan and delivers to Bank, with such notice, an opinion from ESOP counsel to the Trust reasonably acceptable to Bank, including, without limitation, the opinions set forth on Exhibit H attached hereto.

                                     P31

ARTICLE V.  SECURITY

      SECTION 5.1  GRANT OF SECURITY INTEREST

      Borrowers hereby grant to Bank a security interest in all of the Collateral as security for the full and prompt payment in cash and performance of the Obligations.

      SECTION 5.2  PERFECTION; DUTY OF CARE

      (a) Until all the Obligations have been fully satisfied and paid in cash Borrowers shall perform all steps requested by Bank to perfect, maintain and protect Bank's security interest in the Collateral, including, without limitation, executing and filing financing and continuation statements in form and substance satisfactory to Bank.

      (b) Bank shall have the right at all times, and from time to time, to contact Borrower's account debtors to verify Rights to Payment.


      (c) Borrowers shall pay or cause to be paid all taxes, assessments and governmental charges levied or assessed or imposed upon or with respect to the Collateral or any part thereof; provided, however, Borrowers shall not be required to pay any tax if the validity and/or amount thereof is being contested in good faith and by appropriate and lawful proceedings promptly initiated and diligently conducted of which Agent has given prior notice to Bank and for which appropriate reserves have been established and so long as levy and execution have been and continue to be stayed. If Borrowers fail to pay or so contest and reserve for such taxes, assessments and governmental charges, Bank may (but shall not be required to) pay the same and add the amount of such payment to the principal of the Revolving Loan.

      (d) In order to protect or perfect the security interest which Bank is granted hereunder, Bank may discharge any Lien which is not a Permitted Lien or bond the same, pay for any insurance which Borrowers have failed to maintain as required by this Agreement, maintain guards, pay any service bureau, or obtain any record and add the same to the principal of the Revolving Loan.

      (e) Bank shall have no duty of care with respect to the Collateral, except that Bank shall exercise reasonable care with respect to the Collateral in Bank's custody, but shall be deemed to have exercised reasonable care if such property is accorded treatment substantially equal to that which Bank accords its own property, or if Bank takes such action with respect to the Collateral as the Agent shall request in writing, provided that no failure to comply with any such request nor any omission to do any such act requested by Agent shall be deemed a failure to exercise reasonable care. Bank's failure to take steps to preserve rights against any parties or property shall not be deemed to be a failure to exercise reasonable care with respect to the Collateral in Bank's custody.


                                     P32

      SECTION 5.3 ADDITIONAL SECURITY

      As additional security for the full and prompt payment in cash and performance of the Obligations, certain Borrowers have granted to Bank a first mortgage lien on certain real property and improvements thereon.



ARTICLE VI.    REPRESENTATIONS AND WARRANTIES

      Each Borrower makes the following representations and warranties with respect to itself to Bank, subject to the exceptions set forth on the Disclosure Schedule, which representations and warranties shall survive the execution of this Agreement and shall continue in full force and effect until the full and final payment in cash and satisfaction and discharge of all Obligations:


      SECTION 6.1 LEGAL STATUS

      It is a corporation, duly organized and existing and in good standing under the laws of the jurisdiction of its incorporation, and is qualified or licensed to do business (and is in good standing as a foreign corporation, if applicable) in all jurisdictions in which such qualification or licensing is required or in which the failure to so qualify or to be so licensed could have a Material Adverse Effect.


                                     P33

      SECTION 6.2 OWNERSHIP; SUBSIDIARIES

      (a) All of its outstanding capital stock has been validly issued, is fully paid and nonassessable. On the date hereof (i) no authorized but unissued shares, no treasury shares and no other outstanding shares of its capital stock are subject to any option, warrant, right of conversion or purchase or any similar right granted by it, and (ii) it is not a party to any agreement or understanding with respect to the voting, sale or transfer of any shares of its capital stock.

      (b) As of the Closing Date, it has no Subsidiaries and does not own or hold, directly or indirectly, any capital stock or equity security of, or any equity interest in, any Person.

      (c) Except for Williams Parent and Ajay Parent, it is a direct or indirect subsidiary of either Williams Parent or Ajay Parent.

      SECTION 6.3 AUTHORIZATION AND VALIDITY

      The Loan Documents have been duly authorized and the performance by it of its obligations under the Loan Documents constitute a proper corporate purpose under all applicable law. The Loan Documents, upon their execution and delivery in accordance with the provisions hereof, will constitute legal, valid and binding agreements and obligations of it enforceable against it in accordance with their respective terms.

      SECTION 6.4 NO VIOLATION

      The execution, delivery and performance by it of each of the Loan Documents do not violate or contravene any provision of its Articles of Incorporation or By-Laws and do not violate any Governmental Rule or result in a breach of or constitute a default under any contract, obligation, indenture or other instrument to which it or any subsidiary of it is a party or by which it may be bound, which violation, breach or default would have a Material Adverse Effect.

      SECTION 6.5 NO CLAIMS

      There are no pending, or to the best of its knowledge threatened, actions, claims, investigations, suits or proceedings before any governmental authority, arbitrator, court or administrative agency which could have a Material Adverse Effect.

                                      P34

      SECTION 6.6 CORRECTNESS OF FINANCIAL STATEMENTS

      (a) The consolidated financial statements of Williams Parent dated as of April 30, 1997, heretofore delivered by Agent to Bank, (a) present fairly the financial condition of Persons reported therein; (b) disclose all liabilities of Borrowers that are required to be reflected or reserved against under GAAP, whether liquidated or unliquidated, fixed or contingent; and (c) have been prepared in accordance with GAAP. Except as disclosed to Bank pursuant to
Section 8.4, since the date of such financial statements there has been no change or changes which have resulted in a Material Adverse Effect.

      (b) The consolidated financial statements of Ajay Parent dated as of April 30, 1997, heretofore delivered by Agent to Bank, (a) present fairly the financial condition of Persons reported therein; (b) disclose all liabilities of Borrowers that are required to be reflected or reserved against under GAAP, whether liquidated or unliquidated, fixed or contingent; and (c) have been prepared in accordance with GAAP. Except as disclosed to Bank pursuant to
Section 8.4, since the date of such financial statements there has been no change or changes which have resulted in a Material Adverse Effect.

      SECTION 6.7 INCOME TAX RETURNS

      It does not have any knowledge of any pending assessments or adjustments of any income tax payable by it with respect to any year the payment of which would have a Material Adverse Effect.

      SECTION 6.8 NO SUBORDINATION

      There is no agreement, indenture, contract or instrument to which it or any Subsidiary is a party or by which it or any Subsidiary may be bound that requires the subordination in right of payment of any of its obligations subject to this Agreement to any other obligation of it or such Subsidiary.

      SECTION 6.9 ERISA

      It is in compliance in all material respects with the applicable provisions of ERISA. It has not violated any provision of any Plan maintained or contributed to by it in a manner that could result in a Material Adverse Effect. No "reportable event" (as defined in Title IV of ERISA) has occurred and is continuing with respect to any Plan initiated by it.


                                     P35

      SECTION 6.10      OTHER OBLIGATIONS

      It is not in default with respect to any of its Indebtedness or any of its material Contractual Obligations.

      SECTION 6.11      ENVIRONMENTAL MATTERS

      It and each Subsidiary of it is in compliance in all material respects with all Environmental Laws applicable to it, other than such noncompliance as in the aggregate will not have a Material Adverse Effect. None of it or any Subsidiary of it has received notice that it is the subject of any federal or state investigation evaluating whether any Remedial Action is needed, except for such notices received which in the aggregate do not refer to Remedial Actions which would reasonably be expected to result in a Material Adverse Effect. There have been no Releases by it or a Subsidiary of it which could reasonably be expected to result in a Material Adverse Effect.

      SECTION 6.12      LIENS

      Borrowers have good, indefeasible, and merchantable title to and ownership of the Collateral, free and clear of all Liens, except Permitted Liens. There are no Liens of any nature whatsoever on any of its properties other than Permitted Liens.

      SECTION 6.13      NO BURDENSOME RESTRICTIONS; NO DEFAULTS

      (a) It is not is a party to any Contractual Obligation the compliance with which would have a Material Adverse Effect or the performance of which, either unconditionally or upon the happening of an event, will result in the creation of a Lien (other than Permitted Liens) on the property or assets of Borrower.

      (b)   No Default has occurred and is continuing.

      (c) There is no Governmental Rule the compliance with which by it is reasonably likely to have a Material Adverse Effect.

      SECTION 6.14      NO OTHER VENTURES

      It is not  engaged  in any joint  venture  or  partnership  with any other
Person.

      SECTION 6.15      INVESTMENT COMPANY ACT

      It is not an "investment company" or an "affiliated person" of, or "promoter" or "principal underwriter" for, an "investment company", as such terms are defined in the Investment Company Act of 1940, as amended.

                                     P36

      SECTION 6.16      INSURANCE

      All current policies of insurance of any kind or nature owned by or issued to it, including, without limitation, policies of fire, theft, product liability, public liability, property damage, other casualty, employee fidelity, workers' compensation and employee health and welfare insurance, are in full force and effect and are of a nature and provide such coverage as is sufficient and as is customarily carried by companies of its size and character. It has no reason to believe that it will be unable to comply with Section 8.5.


      SECTION 6.17      LABOR MATTERS

      (a) There are no strikes, work stoppages, slowdowns or lockouts pending or, to its knowledge, threatened, against or involving Borrower, other than those which in the aggregate have no reasonable likelihood of having a Material Adverse Effect.

      (b) There are no arbitrations or grievances pending against or involving it, nor to its knowledge are there any arbitrations or grievances threatened involving Borrower, other than those which, in the aggregate, have no reasonable likelihood of having a Material Adverse Effect.

      (c) As of the date hereof it is not a party to, and has no obligations under, any collective bargaining agreement.

      (d) There is no organizing activity involving it pending or, to its knowledge, threatened, by any labor union or group of employees, other than those which in the aggregate have no reasonable likelihood of having a Material Adverse Effect. There are no representation proceedings pending against it or, to its knowledge, threatened with the National Labor Relations Board, and no labor organization or group of its employees has made a pending demand on it for recognition, other than those which in the aggregate have no reasonable likelihood of having a Material Adverse Effect.

      (e) There are no unfair labor practice charges, grievances or complaints pending or in process or, to its knowledge, threatened, by or on behalf of any employee or group of employees of it, other than those which in the aggregate have no reasonable likelihood of having a Material Adverse Effect.

      (f) There are no complaints or charges against it pending or, to its knowledge, threatened to be filed with any federal, state or local court, governmental agency or arbitrator based on, arising out of, in connection with, or otherwise relating to the employment by it of any individual, other than those which in the aggregate have no reasonable likelihood of having a Material Adverse Effect.

      (g) It is in material compliance with all laws, and all orders of any court, Governmental Authority or arbitrator, relating to the employment of labor including all such laws relating to wages, hours, collective bargaining, discrimination, civil rights, and the payment of withholding and/or social security and similar taxes, other than those the non-compliance with which in the aggregate would have no Material Adverse Effect.


                                     P37

      SECTION 6.18      FORCE MAJEURE

      Neither its business nor its properties are currently suffering from the effects of any fire, explosion, accident, strike, lockout or other labor dispute, drought, storm, hail, earthquake, embargo, act of God or of the public enemy or other casualty (whether or not covered by insurance), other than those the consequences of which in the aggregate would have no Material Adverse Effect.

       SECTION 6.19      INTELLECTUAL PROPERTY

      It owns or licenses or otherwise has the right to use all material licenses, Permits, patents, patent applications, trademarks, trademark applications, service marks, trade names, copyrights, copyright applications, franchises, authorizations and other intellectual property rights that are necessary for the operation of its businesses, without infringement upon or conflict with the rights of any other Person with respect thereto, including, without limitation, all trade names. No slogan or other advertising device, product, process, method, substance, part or other material now employed, or now contemplated to be employed, by it infringes upon or conflicts with any rights owned by any other Person, which infringement or conflict is reasonably likely to have a Material Adverse Effect, and no claim or litigation regarding any of the foregoing is pending or, to its knowledge, threatened, the existence of which is reasonably likely to have a Material Adverse Effect. No patent, invention, device, application, principle or any statute, law, rule, regulation, standard or code is pending or, to its knowledge, proposed, other than those the consequences of which in the aggregate have no reasonable likelihood of having a Material Adverse Effect.

      SECTION 6.20      CERTAIN INDEBTEDNESS

      The Disclosure Schedule identifies as of the Closing Date all Indebtedness of it which is either (a) for borrowed money or (b) incurred outside of the ordinary course of the business.

      SECTION 6.21      SENIORITY

      Its obligations hereunder rank at least pari passu to all of its other Indebtedness, except Indebtedness secured by Permitted Liens.


                                     P38

      SECTION 6.22      TRUTH, ACCURACY OF INFORMATION

      All financial and other information furnished to Bank in connection with this Agreement is accurate in all material respects and does not contain any untrue statement of a material fact or omit to state a material fact necessary in order to make the information furnished, in light of the circumstances under which furnished, not misleading; provided, however, that with respect to any such information which is a forecast or projection, it represents only that it acted in Good Faith and utilized reasonable assumptions based on due and careful consideration and on the information known to it at the time of the preparation of such forecast or projection.

      SECTION 6.23      CHIEF EXECUTIVE OFFICE AND OTHER LOCATIONS

      Its chief executive office and principal place of business is as set forth in Section 6.23 of the Disclosure Schedule. Its books and records are located at its chief executive office, and the only other offices and/or locations where it keeps the Collateral (except for Inventory which is in transit) or conducts any of its business are set forth in Section 6.23 of the Disclosure Schedule.


      SECTION 6.24      RIGHTS TO PAYMENT

      Unless otherwise noted by it, each Right to Payment listed or referred to on its trial balance, balance sheet or the books or records, or referred to in any report to Bank (other than Rights to Payment which are proceeds of letters of credit, insurance proceeds, contract rights, chattel paper, instruments and documents not arising directly out of a sale or lease of goods or services) is and will be free and clear of Liens in favor of any Person other than Bank, will cover a bona fide sale or lease and delivery of goods usually dealt in by it in the ordinary course of its business or will cover the rendition of services by it to customers of a kind ordinarily rendered in the ordinary course of its business, and will be for a liquidated amount from a customer competent to contract therefor and maturing as stated by it.

      SECTION 6.25      FISCAL YEAR

      Williams Parent's fiscal year ends on September 30. Ajay Parent's fiscal year ends on December 31.

                                     P39

ARTICLE VII.   CONDITIONS

      SECTION 7.1 CONDITIONS OF INITIAL EXTENSION OF CREDIT

      The obligation of Bank to extend any credit contemplated by this Agreement is subject to the fulfillment to Bank's satisfaction of all of the following conditions:

      (a) Approval of Bank's Counsel. All legal matters incidental to the extension of credit hereunder shall be reasonably satisfactory to counsel for Bank.

      (b) Documentation. Bank shall have received, in form and substance satisfactory to Bank, each of the following duly executed:

            (i) this Agreement, a Letter of Credit Agreement for any Letter of Credit to be issued on the Closing Date and the Notes;

            (ii)  corporate borrowing resolution from each Borrower;

            (iii) a good standing certificate for each Borrower from its state of incorporation and certified copy of the Articles or Certificate of Incorporation for each Borrower;

            (iv) a copy of the bylaws of each Borrower certified by its secretary as correct and complete;


                                     P40

            (v)   certificate of incumbency from each Borrower;

            (vi)  Notice of Authorized Representatives;

            (vii) an opinion of counsel to Borrowers as to such matters as Bank shall reasonably require;

            (viii)      the Florida mortgage of Aptek Williams, Inc.;

            (ix) title insurance commitment with respect to the Florida mortgage of Aptek Williams, Inc.;

            (x) a written update from Agent regarding the status and plan of disposition of the assets/business of Kenco/Williams, Inc. from a buyer able to purchase such assets/business on terms reasonably acceptable to Bank together with assurances regarding the consummation of such proposed transaction, which assurances are reasonably acceptable to Bank;

            (xi) a commitment from United States National Bank of Oregon to lend $2,000,000 to Ajay Sports, Inc. on terms acceptable to Bank;

            (xii) the Unconditional Continuing Guaranty of Thomas W. Itin in the form of Exhibit F attached hereto; and

            (xiii)      such other documents as Bank may require.

      (c) No Material Adverse Change. There is no event or circumstance which can reasonably be expected to have a Material Adverse Effect, and completion of Bank's due diligence with results satisfactory to Bank. Bank shall have determined that immediately after giving effect to (A) the making of the initial Loans to be made on the Closing Date, (B) the issuance of Letters of Credit, if any, to be issued on the Closing Date, (C) the payment by Borrowers of all fees to be paid on the Closing Date, and (D) the payment or reimbursement by Borrowers to Bank for all closing costs and expenses incurred in connection with the transactions contemplated hereby, on a pro forma basis, the Available Credit would be at least $2,000,000 if all of Borrowers' accounts payable were paid so that none of them was more than 60 days past due.

      (d) Fees and Expenses. Borrowers shall have paid all fees and invoiced costs and expenses then due pursuant to the terms of this Agreement.

      (e) Insurance. Agent shall have delivered to Bank evidence of the insurance coverage, including loss payable endorsements, required pursuant to
Section 8.5.


      SECTION 7.2 CONDITIONS OF EACH EXTENSION OF CREDIT

      The obligation of Bank to make any Loan (including any Loan being made by Bank on the Closing Date) and of Bank to issue any Letter of Credit shall be subject to the further conditions precedent that:

      (a) the following statements shall be true on the date of such Loan or issuance or renewal, both before and after giving effect thereto and to the application of the proceeds therefrom (and the acceptance by Borrowers of the proceeds of such Loan or by the beneficiary thereof or its designee of such Letter of Credit shall constitute a representation and warranty by Borrowers that on the date of such Loan or such issuance such statements are true):

                                     P41

            (i) the representations and warranties of each Borrower contained in the Loan Documents are correct in all material respects on and as of such date as though made on and as of such date or, as to those representations and warranties limited by their terms to a specified date, were correct in all material respects on and as of such date; and

            (ii) no Default is continuing or would result from the Loans being made or the Letter of Credit being issued on such date;

      (b) the making of the Loans or the issuance of such Letter of Credit on such date does not violate any Governmental Rule and is not enjoined, temporarily, preliminarily or permanently;

      (c) Bank shall have received such additional documents, information and materials as Bank may reasonably request; and

      (d) no event or circumstance exists which can reasonably be expected to have a Material Adverse Effect.


ARTICLE VIII.     AFFIRMATIVE COVENANTS

      Borrowers covenant that so long as Bank remains committed to extend credit to Borrowers pursuant to the terms hereof or any liabilities (whether direct or contingent, liquidated or unliquidated) of Borrowers under any of the Loan Documents remain outstanding, and until payment in full, in cash, of all Obligations, Borrowers shall, unless Bank otherwise consents in writing:

      SECTION 8.1 PUNCTUAL PAYMENTS

      Punctually pay all principal, interest, fees and other liabilities due under any of the Loan Documents at the times and place and in the manner specified therein.


      SECTION 8.2 ACCOUNTING RECORDS

      Keep accurate books and records of the financial affairs of each Borrower and Subsidiaries sufficient to permit the preparation of financial statements therefrom in accordance with GAAP.

      SECTION 8.3 COLLATERAL REPORTING

      Cause Agent to provide Bank with the following documents and reports in a form satisfactory to Bank:

      (a) the periodic reports and other information specified on Exhibit G attached hereto;

                                     P42

      (b) upon Bank's request, (i) copies of customer statements and credit memos, remittance advices and reports, and copies of deposit slips and bank statements, (ii) copies of shipping and delivery documents, and (iii) copies of purchase orders, invoices and delivery documents for Inventory and Equipment acquired by Borrower;

      (c) upon Bank's request, Borrowers shall, at their expense, no more than once during the term of the Agreement in the absence of a Default, but at any time or times as Bank may request on or after a Default, deliver or cause to be delivered to Bank written reports or appraisals as to the Collateral in form, scope and methodology acceptable to Bank and by an appraiser acceptable to Bank, addressed to Bank or upon which Bank is expressly permitted to rely;

      (d) within 20 days after the sending or filing thereof, copies of all reports and statements sent to or filed by Borrower with the Securities and Exchange Commission; and

      (e) such other reports as to the Collateral as Bank shall request from time to time.

If any Records are prepared or maintained by an accounting service, contractor, shipper or other agent, Borrower hereby irrevocably authorizes such service, contractor, shipper or agent to deliver such records, reports, and related documents to Bank and to follow Bank's instructions with respect to further services at any time that a Default exists or has occurred and is continuing.

      SECTION 8.4 FINANCIAL STATEMENTS

      Cause Agent to provide Bank all of the following, in form and detail satisfactory to Bank:

      (a) not later than 90 days after and as of the end of each fiscal year of Williams Parent, audited, consolidated and consolidating financial statements of Williams Parent, prepared in accordance with GAAP and certified by an independent certified public accountant acceptable to Bank and such accountant's unqualified opinion with respect thereto;

                                      P43

      (b) not later than 90 days after and as of the end of each fiscal year of Ajay Parent, audited, consolidated and consolidating financial statements of Ajay Parent, prepared in accordance with GAAP and certified by an independent certified public accountant acceptable to Bank and such accountant's unqualified opinion with respect thereto;

      (c) not later than 15 days (25 days until 1998) after and as of the end of each month which is not the last month of a fiscal quarter, consolidated and consolidating financial statements of Williams Parent, prepared in accordance with GAAP by Williams Parent, including a comparison of Williams Parent's actual consolidated financial condition for said month and year to date with respect to the same month and period of the immediately preceding fiscal year, together with a certificate by a senior financial officer of Williams Parent certifying that such financial statements fairly present in all material respects Williams Parent's consolidated balance sheet as of the end of such month and income and cash flow for such month;

      (d) not later than 45 days after and as of the end of each month which is the last month of a fiscal quarter but not the last month of the fiscal year, consolidated and consolidating financial statements of Williams Parent, prepared in accordance with GAAP by Williams Parent, including a comparison of Williams Parent's actual consolidated financial condition for said month and year to date with respect to the same month and period of the immediately preceding fiscal year, together with a certificate by a senior financial officer of Williams Parent certifying that such financial statements fairly present in all material respects Williams Parent's consolidated balance sheet as of the end of such month and income and cash flow for such month;

      (e) not later than 15 days (25 days until 1998) after and as of the end of each month which is not the last month of a fiscal quarter, consolidated and consolidating financial statements of Ajay Parent, prepared in accordance with GAAP by Ajay Parent, including a comparison of Ajay Parent's actual consolidated financial condition for said month and year to date with respect to the same month and period of the immediately preceding fiscal year, together with a certificate by a senior financial officer of Ajay Parent certifying that such financial statements fairly present in all material respects Ajay Parent's consolidated balance sheet as of the end of such month and income and cash flow for such month;

      (f) not later than 45 days after and as of the end of each month which is the last month of a fiscal quarter, consolidated and consolidating financial statements of Ajay Parent, prepared in accordance with GAAP by Ajay Parent, including a comparison of Ajay Parent's actual consolidated financial condition for said month and year to date with respect to the same month and period of the immediately preceding fiscal year, together with a certificate by a senior financial officer of Ajay Parent certifying that such financial statements fairly present in all material respects Ajay Parent's consolidated balance sheet as of the end of such month and income and cash flow for such month;

                                      P44

      (g) contemporaneously with the delivery of each financial statement required hereby, a certificate of Agent's chief financial officer (i) stating that no Default existed at any time during the period covered by such statement, except for those events or conditions, if any, described in such certificate in reasonable detail together with a statement of any action taken or proposed to be taken with respect thereto and (ii) setting forth the calculations required to establish compliance by Borrowers with the covenants set forth in Sections
8.18 and 9.14 hereof; and

      (h) from time to time such other information as Bank may reasonably request, which may include, without limitation, budgets, forecasts, projections and other information respecting the Collateral and the business of Borrower.

      SECTION 8.5 INSURANCE

      (a) At all times, Borrowers shall maintain property insurance insuring all Collateral which is tangible property against loss or damage by fire, theft, burglary, pilferage, loss in transit and such other hazards as Bank shall specify in an amount equal to the full insurable value of the Collateral with reasonable deductible amounts. Such insurance shall contain extra expense and business interruption endorsements, shall contain a lender's loss payable endorsement acceptable to Bank, shall be evidenced by policies containing terms reasonably acceptable to Bank and shall be provided by insurers acceptable to Bank. The policies or a certificate thereof signed by the insurer shall be delivered to Bank within five (5) Business Days after the issuance or renewal of the policies to Borrowers. Each such policy shall provide that such policy may not be amended or canceled without thirty (30) days prior written notice to Bank. At least fifteen (15) days before the expiration of a policy, Agent shall deliver to Bank a binder (or other evidence reasonably acceptable to Bank) indicating that such policy has been renewed or that a substitute for such policy will be issued effective upon the expiration of such policy. If Agent fails to do so, Bank may (but shall not be required to) procure such insurance and add the cost thereof to the Revolving Loan.

      (b) At all times, Borrowers shall maintain in full force and effect such liability and other insurance with respect to its activities as may be reasonably required by Bank. Such liability insurance shall name Bank as an additional insured with respect to the activities of Borrowers and shall be provided by insurer(s) acceptable to Bank.

      (c) OREGON STATUTORY NOTICE. The following is inserted pursuant to ORS 746.201:

                                     WARNING

            Unless you provide us with evidence of the insurance coverage as required by our contract or loan agreement, we may purchase insurance at your expense to protect our interest. This insurance may, but need not, also protect your interest. If the collateral becomes damaged, the coverage we purchase may not pay any claim you make or any claim made against you. You may later cancel this coverage by providing evidence that you have obtained property coverage elsewhere.

            You are responsible for the cost of any insurance purchased by us. The cost of this insurance may be added to your contract or loan balance. If the cost is added to your contract or loan balance, the interest rate on the underlying contract or loan will apply to this added amount. The effective date of coverage may be the date your prior coverage lapsed or the date you failed to provide proof of coverage.

            The coverage we purchase may be considerably more expensive than insurance you can obtain on your own and may not satisfy any need for property damage coverage or any mandatory liability insurance requirements imposed by applicable law.

                                     P45

      SECTION 8.6 COMPLIANCE

      Preserve and maintain all licenses, Permits, governmental approvals, rights, privileges and franchises necessary for the conduct of its business and comply in all material respects, with all Governmental Rules, Contractual Obligations, commitments, instruments, licenses, Permits and franchises, other than such failure to preserve or maintain or non-compliance the consequences of which in the aggregate are not reasonably likely to have a Material Adverse Effect.

      SECTION 8.7 FACILITIES

      Keep all properties useful or necessary to Borrowers' business in good repair and condition, and from time to time make necessary repairs, renewals and replacements thereto so that such property shall be fully and efficiently preserved and maintained.

      SECTION 8.8 TAXES AND OTHER LIABILITIES

      Pay and discharge when due any and all indebtedness, obligations, assessments and taxes, both real or personal, including without limitation Federal and state income taxes and state and local property taxes and assessments, except such as a Borrower may in good faith contest or as to which a bona fide dispute may arise, and for which Borrowers have made provision for adequate reserves in accordance with GAAP.

                                     P46

      SECTION 8.9 LITIGATION

      Promptly give notice in writing to Bank of any litigation pending or threatened against Borrower or any Subsidiary with a claim in excess of $250,000 in the aggregate for Borrowers and all Subsidiaries.


      SECTION 8.10      NOTICE TO BANK

      (a) Promptly (but in no event more than two Business Days after the occurrence of each such event or matter) give written notice to Bank in reasonable detail of: (i) the occurrence of any Default; (ii) any termination or cancellation of any insurance policy which Borrower is required to maintain, unless such policy is replaced without any break in coverage with an equivalent or better policy; (iii) any uninsured or partially uninsured loss or losses through liability or property damage, or through fire, theft or any other cause affecting the property of Borrowers in excess of an aggregate of $250,000 during any twelve-month period; or (iv) any change in the name or the organizational structure of Borrower or any Subsidiary.

      (b) As soon as possible and in any event within thirty days after Borrower knows or has reason to know that any "reportable event" (as defined in Title IV of ERISA) that triggers an obligation to file a notice with the Pension Benefit Guaranty Corporation with respect to any Plan has occurred that alone or together with any other "reportable event" is reasonably likely to result in an increase in the present value of future liabilities under all Plans of Borrowers of more than $250,000, deliver to Bank a statement of the President or chief financial officer of Agent setting forth details as to such reportable event and the action which Borrowers propose to take with respect thereto, together with a copy of the notice of such reportable event to the Pension Benefit Guaranty Corporation.
                                     P47

      SECTION 8.11      CONDUCT OF BUSINESS

      Except as otherwise permitted by this Agreement, (a) conduct its business in a regular manner and (b) use its reasonable efforts in the ordinary course and consistent with past practice to (i) preserve its business and the goodwill and business of the customers, advertisers, suppliers and others with whom it has business relations, (ii) keep available the services and goodwill of its present employees, and (iii) preserve all rights, Permits, licenses, approvals, privileges, registered patents, trademarks, trade names, copyrights and service marks and other intellectual property with respect to its business.

      SECTION 8.12      PRESERVATION OF CORPORATE EXISTENCE, ETC.

      Preserve and maintain its corporate existence, rights (charter and statutory) and material franchises, unless the failure to so preserve and maintain is not reasonably likely to have a Material Adverse Effect.

      SECTION 8.13      ACCESS

      (a) At any reasonable time and from time to time upon at least two Business Days' prior notice from Bank (unless a Default shall have occurred and be continuing, in which case no prior notice is necessary), permit Bank, or any agents or representatives thereof, to (i) examine and make copies of and abstracts from the records and books of account of Borrower, (ii) visit the properties of Borrower, (iii) discuss the affairs, finances and accounts of Borrower with any of its officers or directors who may then be reasonably available, and (iv) communicate directly with Borrowers' independent certified public accountants. Borrower shall authorize its independent certified public accountants to disclose to Bank any and all financial statements and other information of any kind, including, without limitation, copies of any management letter, or the substance of any oral information that such accountants may have with respect to the business, financial condition, results of operations or other affairs of Borrowers and each of its Subsidiaries.

      (b) Borrowers shall execute and deliver at the request of Bank such instruments as may be necessary for Bank to obtain such information concerning the business of Borrowers as Bank may require from accountants, service bureaus or others having custody of or maintaining records or assets of Borrower. Borrowers shall furnish Bank at reasonable intervals with such statements and reports regarding the Collateral, Borrowers' financial condition and the results of Borrowers' operations, in addition to those otherwise herein required, as Bank may request from time to time.

SECTION 8.14     PERFORMANCE AND COMPLIANCE WITH OTHER COVENANTS

      Perform and observe all the terms, covenants and conditions required to be performed and observed by it under its Contractual Obligations (including, without limitation, to pay all rent and other charges payable under any lease and all debts and other obligations as the same become due), and do all things necessary to preserve and to keep unimpaired its rights under such Contractual Obligations, other than such failures the consequences of which in the aggregate are not reasonably likely to have a Material Adverse Effect.


                                     P48

      SECTION 8.15      APPLICATION OF PROCEEDS

      Use the entire amount of the proceeds of each Loan as provided in Section 4.4.

      SECTION 8.16      FISCAL YEAR

      Notify Bank at least 60 days in advance of any action Borrower intends to take to change its fiscal year, and at least 30 days in advance of any action Borrower intends to take to change its method of accounting, or any accounting practice used by it, or the application of any generally accepted accounting principle in a manner inconsistent with the financial statements previously delivered by Agent to Bank.

      SECTION 8.17      ENVIRONMENTAL

      (a) Promptly give notice to Bank upon obtaining knowledge of (i) any claim, injury, proceeding, investigation or other action, including a request for information or a notice of potential environmental liability, by or from any Governmental Authority or any third-party claimant that could result in Borrower or any Subsidiary incurring Environmental Liabilities and Costs or (ii) the discovery of any Release at, on, under or from any real property, facility or equipment owned or leased by Borrower or a Subsidiary in excess of reportable or allowable standards or levels under any applicable Environmental Law, or in any manner or amount that could reasonably be expected to result in Borrower or any Subsidiary incurring Environmental Liabilities and Costs.

      (b) Upon discovery of the presence on any property owned or leased by Borrower or a Subsidiary of any Contaminant that reasonably could be expected to result in Environmental Liabilities and Costs, take all Remedial Action required by applicable Environmental Law.

      SECTION 8.18      FINANCIAL COVENANTS

      (a) The total of Williams Parent's Tangible Net Worth (exclusive of its investment in Ajay Parent) and Ajay Parent's Tangible Net Worth shall at all times exceed $11,000,000.

      (b)   Aggregate Working Capital shall at all times exceed
$25,000,000.

      SECTION 8.19      LIENS

      Keep the Collateral free and clear of all Liens, except Permitted Liens.

                                     P49

      SECTION 8.20      FURTHER ASSURANCES

      At the request of Bank at any time and from time to time, duly execute and deliver, or cause to be duly executed and delivered, such further agreements, documents and instruments, and do or cause to be done such further acts as may be necessary or proper to evidence, perfect, maintain and enforce the security interests and the priority thereof in the Collateral and to otherwise effectuate the provisions or purposes of this Agreement or any of the other Loan Documents, at Borrowers' expense. Bank may at any time and from time to time request a certificate from an officer of Borrower representing that all conditions precedent to the making of Loans and issuing Letters of Credit contained herein are satisfied. In the event of such request by Bank, Bank may, at its option, cease to make any further Loans or provide any further Letters of Credit until Bank has received such certificate and, in addition, Bank has determined that such conditions are satisfied. Where permitted by law, Borrowers hereby authorize Bank to execute and file one or more UCC financing statements signed only by Bank.


ARTICLE IX.    NEGATIVE COVENANTS

      Borrowers covenant that so long as Bank remains committed to extend credit to Borrowers pursuant to the terms hereof or any liabilities (whether direct or contingent, liquidated or unliquidated) of Borrowers under any of the Loan Documents remain outstanding, and until payment in full, in cash of all Obligations, no Borrower will, without the prior written consent of Bank:

      SECTION 9.1 LIENS

      Create or suffer to exist any Lien upon or with respect to any of its properties, whether now owned or hereafter acquired, or assign any right to receive income, except Permitted Liens.

      SECTION 9.2 INDEBTEDNESS

      Borrowers and Subsidiaries, on a consolidated basis, create or suffer to exist any Indebtedness except:

      (a)   the Obligations;

      (b) current liabilities in respect of taxes, assessments and governmental charges or levies incurred, or liabilities for labor, materials, inventory, services, supplies and rentals incurred, or for goods or services purchased, in the ordinary course of business consistent with industry practice in respect of arm's length transactions and the past practice of Borrower; and

            (c)   Indebtedness owed to Borrower.


                                     P50

      SECTION 9.3 OPERATING LEASE OBLIGATIONS

      During any twelve-month period create any obligations as lessee for the rental or hire of real or personal property of any kind under operating leases with a term of one year or more which would cause the aggregate liability of Borrowers for rent or other compensation payable in any period of 12 consecutive months with respect to such newly created leases to exceed $600,000, provided that the foregoing shall not apply to the lease by Aptek Williams, Inc. of the real property currently owned by it in Broward County, Florida pursuant to a sale/leaseback transaction.

      SECTION 9.4 RESTRICTED PAYMENTS, REDEMPTIONS

      (a) Declare or make any dividend payment or other distribution of assets, properties, cash, rights, obligations or securities on account or in respect of any of its Stock or Stock Equivalents except (i) dividends paid to Borrower,
(ii) dividends paid by Borrower solely in Stock or Stock Equivalents of Borrower, and (iii) preferred dividends paid by Ajay Parent on its preferred stock pursuant to the terms of such preferred stock as such terms existed on April 15, 1997;

      (b) purchase, redeem or otherwise acquire for value any of Borrower's Stock or Stock Equivalents; or

      (c)  make  any  change  in  its  capital  structure,   including,  without
limitation, the creation of new classes or types of Stock or Stock Equivalents.


      SECTION 9.5 MERGERS, STOCK ISSUANCES, SALE OF ASSETS, ETC.

      (a) (i) Merge or consolidate with any Person, (ii) acquire all or substantially all of the Stock or Stock Equivalents of any Person or (iii) acquire all or substantially all of the assets of any Person or all or substantially all of the assets constituting the business of a division, branch or other unit operation of any Person, except that Borrower may acquire such assets if (A) no Default exists at the time of such acquisition, (B) no default would result from such acquisition and (C) immediately after giving effect to such acquisition and bringing current to Bank's satisfaction any liabilities assumed in connection with such acquisition, the Available Credit would be at least $1,000,000.

      (b) Except for a sale, conveyance, transfer, lease or other disposition to Borrower, sell, convey, transfer, lease or otherwise dispose of any of its assets (including, without limitation, the Stock of a Subsidiary) or any interest therein to any Person, or permit or suffer any other Person to acquire any interest in any of the assets of Borrower, except (i) Permitted Liens and
(ii) the sale or disposition of inventory in the ordinary course of business and/or assets which have become obsolete or are replaced in the ordinary course of business.


                                     P51

      SECTION 9.6 INVESTMENTS IN OTHER PERSONS

      Directly or indirectly, make or maintain any loan or advance to any other Person or own, purchase or otherwise acquire any Stock, Stock Equivalents, other equity interest, obligations or other securities of, or otherwise invest in, any other Person (any such transaction being an "Investment"), except:

      (a) investments in Accounts, contract rights and chattel paper, notes receivable and similar items arising or acquired in the ordinary course of business consistent with Borrowers' past practice;

      (b) incidental advances to employees of Borrower in the ordinary course of business; and

      (c)   loans and advances to Borrower.

      SECTION 9.7 CHANGE IN NATURE OF BUSINESS

      Directly or indirectly engage in any business activity other than its current business activity or related business activity.

      SECTION 9.8 GUARANTIES

      Guarantee or become liable in any way as surety, endorser (other than as endorser of negotiable instruments for deposit or collection in the ordinary course of business), accommodation endorser or otherwise for, or pledge or hypothecate any assets of Borrower or any Subsidiary as security for, any liabilities or obligations of any other Person except any of the foregoing required by this Agreement.

      SECTION 9.9 PLANS

      (a) Adopt or become obligated to contribute to any Title IV Plan or any multiemployer Plan or any other Plan subject to Section 412 of the Internal Revenue Code (except for any such Plan listed on the Disclosure Schedule on the Closing Date), (b) except as a result of arm's length negotiation with a labor union, establish or become obligated with respect to any new welfare benefit Plan, or modify any existing welfare benefit Plan, which is reasonably likely to result in an increase of the present value of future liabilities for post-retirement life insurance and medical benefits, or (c) establish or become obligated to contribute to any new unfunded pension Plan, or modify any existing unfunded pension Plan, which is reasonably likely to result in an increase in the present value of future unfunded liabilities under all such plans.


                                      P52

      SECTION 9.10      ACCOUNTING CHANGES

      Make any change in accounting practices, except such changes as are in conformity with GAAP and disclosed to Bank pursuant to Section 8.16.

      SECTION 9.11      CANCELLATION OF INDEBTEDNESS OWED TO IT

      Cancel any claim or Indebtedness owed to it except for legitimate business purposes in the reasonable judgment of Borrower and in the ordinary course of business and except for obligations owed to it by another Borrower.

      SECTION 9.12      NO SPECULATIVE TRANSACTIONS

      Engage in any Commodity Contract or Interest Rate Contract other than interest rate projection agreements on terms reasonably acceptable to the Bank.

      SECTION 9.13      ENVIRONMENTAL

      Permit any lessee or any other Person to, dispose of any Contaminant by placing it in or on the ground or waters of any property owned or leased by Borrower or any of its Subsidiaries, except in material compliance with Environmental Law or the terms of any Permit or other than those which in the aggregate have no reasonable likelihood of having a Material Adverse Effect.

      SECTION 9.14      CAPITAL EXPENDITURES

      Make any capital expenditures (which term shall include Capitalized Lease Obligations) at any time except (i) in the ordinary course of business, and (ii) in an amount collectively for Borrowers not in excess of $2,500,000 in any twelve-month period.

      SECTION 9.15      TRANSACTIONS WITH AFFILIATES

      Except for a transaction with Borrower, enter into any transaction directly or indirectly with or for any affiliate except in the ordinary course of business on a basis no less favorable to such affiliate than would be obtained in a comparable arm's length transaction with a Person not an affiliate involving assets that are not material to the business and operations of Borrower.

                                      P53

      SECTION 9.16      NEW COLLATERAL LOCATION

      Open any new location unless (a) Agent gives Bank 30 days prior written notice of the intended opening of such new location and (b) the applicable Borrower executes and delivers to Bank such agreements, documents and instruments as Bank may deem reasonably necessary or desirable to protect its interests in the Collateral at such new location, including, without limitation, UCC-1 financing statements.



ARTICLE X.  EVENTS OF DEFAULT

      SECTION 10.1      EVENTS OF DEFAULT

      The occurrence of any of the following shall constitute an "Event of Default" under this Agreement:

      (a) Borrowers shall fail to pay when due any amount payable under any of the Loan Documents;

      (b) any financial statement or certificate furnished to Bank in connection with, or any representation or warranty made by Borrower under any of the Loan Documents shall prove to be false or misleading in any material respect when furnished or made;

      (c) Borrowers shall fail to provide any certificate, report or other information which it is required to provide pursuant to Section 8.3 or Section
8.4 on the date specified in Section 8.3 or Section 8.4; provided that unless Borrowers have previously failed to provide any required certificate, report or other information by the required date on two prior occasions within the preceding twelve months, such failure shall be considered an Event of Default only if Borrowers fail to provide such certificate, report or other information within five Business Days of the earlier of (i) the date Borrower has knowledge of its failure to so provide such certificate, report or other information, or
(ii) the date Bank, notifies Agent of such failure;

      (d) any default by Borrowers in the performance of or compliance with any obligation, agreement or other provision contained in Sections 8.10, 8.12, 8.13, 8.15, 8.16, 8.18, 9.2, 9.4, 9.5, 9.6;

                                      P54

      (e) any default by Borrowers in the performance or compliance with any obligation, agreement or other provision contained in any Loan Document (other than those referred to in subsections (a) through (d) above) for 15 days after notice thereof by Bank to Agent;

      (f) except as otherwise provided in Section 10.4, any default by Borrower in the payment or performance of any obligation, or any defined event of default, under the terms of any contract or instrument (other than any of the Loan Documents) evidencing Indebtedness (other than trade payables incurred in the ordinary course of business) in excess of $200,000 to any Person, which default is not cured within any cure period applicable thereto;

      (g) except as otherwise provided in Section 10.4, any judgment, order or writ in excess of $250,000 is rendered or entered against Borrower and/or one or more Subsidiaries, except any judgment for which Borrowers are fully insured and with respect to which the insurer has admitted in writing its liability for the full amount thereof or except if the enforcement of such judgment, order or writ has been stayed or the liability thereon bonded in a manner and on terms reasonably satisfactory to Bank; or the service of a notice of levy and/or of a writ of attachment or execution, or other like process, against any of the assets of Borrower and/or one or more Subsidiaries with respect to obligations in excess of $100,000;

      (h) Borrower shall become insolvent, or shall suffer or consent to or apply for the appointment of a receiver, trustee, custodian or liquidator of itself or any of its property, or shall generally be unable to or fail to pay its debts as they become due, or shall make a general assignment for the benefit of creditors; Borrower shall file a voluntary petition in bankruptcy, or seek to effect a plan or other arrangement with creditors or any other relief under the Bankruptcy Code, or under any state or other Federal law granting relief to debtors, whether now or hereafter in effect; or any involuntary petition or proceeding pursuant to the Bankruptcy Code or any other applicable state or other Federal law relating to bankruptcy, reorganization or other relief for debtors is filed or commenced against Borrower and is not dismissed, stayed or vacated within 60 days thereafter; Borrower shall file an answer admitting the jurisdiction of the court and the material allegations of any involuntary petition; or Borrower shall be adjudicated a bankrupt, or an order for relief shall be entered by any court of competent jurisdiction under the Bankruptcy Code or any other applicable state or Federal law relating to bankruptcy, reorganization or other relief for debtors; as used herein;

      (i) there shall exist or occur any event or condition which Bank in Good Faith believes impairs, or is substantially likely to impair, the prospect of payment or performance by Borrowers of their obligations under any of the Loan Documents and such event or condition is not cured or removed within five days after notice thereof by Bank to Agent;

      (j) the dissolution or liquidation of Borrower, or Borrower or its directors or stockholders shall take action seeking to effect the dissolution or liquidation of Borrower;

      (k) Thomas W. Itin shall no longer possess, directly or indirectly, the power to direct or cause the direction of the management or policies of Borrower;

                                     P55

      (l) any Obligor revokes or terminates (or attempts or purports to revoke or terminate) his/her/its guarantee, endorsement or other agreement in favor of Bank, or any creditor of Borrower which has executed a subordination in favor of Bank revokes or terminates (or attempts or purports to revoke or terminate) such subordination.

      (m) the indictment of Borrower or any Obligor under any criminal statute, or commencement of criminal or civil proceedings against Borrower or any Obligor, pursuant to which statute or proceedings the penalties or remedies sought or available include forfeiture of any material amount of property of Borrower or such Obligor;

      (n) any member of Borrower's Senior Management shall cease, for any reason, to be employed by Borrower on a full-time basis in his present capacity unless such person is replaced within 90 days by another person acceptable to Bank. Senior Management means Thomas W. Itin or any two of the chief financial officer of Williams Parent or a Group Vice President of Williams Parent; or

      (o) the sale, transfer, hypothecation, assignment or encumbrance, whether voluntary, involuntary or by operation of law, without Bank's prior written consent, of all or any part of or interest in any real property Collateral required hereby.

      SECTION 10.2      REMEDIES

      (a) Upon the occurrence or existence of any Event of Default (other than an Event of Default referred to in Section 10.1(h) hereof) and at any time thereafter during the continuance of such Event of Default, Bank may, by written notice to Agent, (a) terminate Bank's obligation to extend any further credit under any of the Loan Documents, and/or (b) declare all indebtedness of Borrowers under the Loan Documents to be immediately due and payable without presentment, demand, protest or any other notice of any kind, all of which are hereby expressly waived by Borrowers. Upon the occurrence or existence of any Event of Default described in Section 10.1(h) hereof, immediately and without notice, (i) the obligations, if any, of Bank to extend any further credit under any of the Loan Documents shall automatically cease and terminate, and (ii) all indebtedness of Borrowers under the Loan Documents shall automatically become immediately due and payable, without presentment, demand, protest or any other notice of any kind, all of which are hereby expressly waived by Borrowers. In addition to the foregoing remedies, upon the occurrence or existence of any Event of Default, Bank may exercise any other right, power or remedy granted to it under any Loan Document or permitted to it by law, either by suit in equity or by action at law, or both.

                                       P56

      (b) Upon the occurrence of an Event of Default, Bank, in addition to any other rights and remedies contained in the Loan Documents, shall have all of the rights and remedies of a secured party under the Code and all other applicable law, all of which rights and remedies shall be cumulative and nonexclusive to the extent permitted by law. Bank may cause the Collateral to remain on Borrowers' premises, at Borrowers' expense, pending sale or other disposition thereof. Bank shall have the right to conduct such sales on Borrowers' premises or elsewhere, at Borrowers' expense, on such occasion(s) as Bank may see fit, and Borrowers, at Bank's request, will, at Borrowers' expense, assemble the Collateral and make it available to Bank at such place(s) as Bank may reasonably designate from time to time. Any sale, lease or other disposition by Bank of the Collateral, or any part thereof, may be for cash or other value. Borrowers shall execute and deliver, or cause to be executed and delivered, such instruments, documents, assignments, deeds, waivers, certificates and affidavits and take such further action as Bank shall reasonably require in connection with such sale, and Borrower hereby constitutes Bank as its attorney-in-fact to execute any such instrument, document, assignment, deed, waiver, certificate or affidavit on behalf of Borrower and in its name. Borrowers acknowledge that portions of the Collateral may be difficult to preserve and dispose of and may be subject to complex maintenance and management; accordingly, Bank shall have the widest possible latitude in the exercise of its rights and remedies hereunder.

      (c) Bank is hereby granted a license and right to use, without charge upon the occurrence and during the continuance of an Event of Default and until the Obligations are fully and finally paid in cash, Borrowers' labels, patents, copyrights, rights of use of any name, trade secrets, trade names, trademarks, service marks, advertising material or any property of a similar nature in completing the production, advertising for sale and sale of any Collateral.

                                      P57

      (d) Any notice required to be given by Bank with respect to any of the Collateral which notice is given pursuant to Section 11.3 and deemed received pursuant to Section 11.3 at least five days before a sale, lease, disposition or other intended action by Bank with respect to any of the Collateral shall constitute fair and reasonable notice to Borrowers of any such action. A public sale in the following fashion shall be conclusively presumed to be reasonable if: (i) the sale is held in a county where any part of the Collateral is located or in which Borrowers have a place of business; (ii) the sale is conducted by auction; and (iii) any Collateral is sold as is and without any preparation for sale.

      (e) Upon the occurrence and during the continuance of an Event of Default, Bank shall have, with respect to Rights to Payment, all rights and powers to:
(i) direct any and all account debtors to make all payments in respect of Rights to Payment directly to Bank or otherwise demand payment of any or all of Rights to Payment; (ii) enforce payment of any or all of Rights to Payment by legal proceedings or otherwise; (iii) exercise Borrowers' rights and remedies with respect to any actions or proceedings brought to collect a Right to Payment;
(iv) sell or assign any Right to Payment upon such terms, for such amount and at such time or times as Bank deems advisable; (v) settle, adjust, compromise, extend or renew a Right to Payment; (vi) discharge or release any Right to Payment; and (vii) prepare, file and sign Borrower's name on any proof of claim in bankruptcy or any similar document against an account debtor, and to otherwise exercise the rights granted herein.

      (f) Bank shall have no obligation to preserve any rights to the Collateral against any Person. Bank shall be under no obligation to make any demand upon or pursue or exhaust any rights or remedies against Borrowers or others with respect to payment of the Obligations, or to pursue or exhaust any rights or remedies with respect to any of the Collateral or any other security for the Obligations, or to marshal any assets in favor of Borrower or any other Person against or in payment of any or all of the Obligations.

                                      P58

      (g) In addition to the Liens granted to Bank and any rights now or hereafter granted under applicable law and not by way of limitation of any such Liens and rights, upon the occurrence and during the continuance of any Event of Default, Bank is hereby irrevocably authorized by Borrowers at any time or from time to time, without notice to Borrowers or to any other Person, any such notice being hereby expressly waived, to set-off, appropriate and apply against the Obligations any and all deposits (general or special, including, but not limited to, indebtedness evidenced by certificates of deposit, whether matured or unmatured, but not including trust accounts) and any other indebtedness at any time held or owing by Bank or any affiliate of Bank to or for the credit of Borrower.

      (h) Borrowers shall pay to Bank, on demand and as part of the Obligations, all costs and expenses, including court costs and costs of sale, incurred by Bank in exercising any of its rights or remedies hereunder, and all costs and expenses incurred in connection with any review of any part of the Collateral by a collateral analyst employed by Bank (including, without limitation, Bank's then customary per diem charges for such analysts) if such review was conducted at any time during the continuation of an Event of Default.

      SECTION 10.3      BANK AS BORROWERS' ATTORNEY

      Borrower hereby appoints Bank or any other Person whom Bank may designate, as Borrower's attorney, with power during the continuation of an Event of
Default: to indorse Borrower's name on any checks, notes, acceptances, money orders, drafts or other forms of payment or security that may come into Bank's possession; to sign Borrower's name on any invoice or bill of lading relating to any Right to Payment, on drafts against customers, on schedules and assignments of Rights to Payment, on notices of assignment, financing statements and other public records, and on notices to customers; to notify the post office authorities to change the address for delivery of Borrower's mail to an address designated by Bank; to receive, open and process all mail addressed to Borrower; and to do all things necessary to perfect Bank's security interest in the Collateral, to preserve and protect the Collateral and to otherwise carry out this Agreement. Provided Bank acts in a reasonable manner, Borrower ratifies and approves all acts of such attorney, and neither Bank nor the attorney will be liable for any acts or omissions nor for any error of judgment or mistake of fact or law. This power being coupled with an interest is irrevocable until the Obligations have been fully paid in cash or the financing arrangements between Bank and Borrowers are terminated, whichever shall later occur.

      SECTION 10.4      EXCEPTIONS

      If upon the occurrence of an event described in Section 10.1(f) or Section 10.1(g) the Available Credit exceeds the aggregate amount of all Indebtedness described in Section 10.1(f) and all judgments, orders, writs and obligations described in Section 10.1(g), then such occurrence shall constitute an Event of Default only at such later time as the total of the Available Credit plus all reserves created by Bank for such events no longer exceeds such aggregate amount.

                                      P59

ARTICLE XI.    TERM OF AGREEMENT AND MISCELLANEOUS

      SECTION 11.1  TERM

            (a) Maturity Date. This Agreement and the other Loan Documents shall become effective as of the Closing Date and shall continue in full force and effect for a term ending on the Maturity Date. Upon the date of termination of the Loan Documents, Borrowers shall pay to Bank, in full, all outstanding and unpaid Obligations and shall furnish cash collateral to Bank in such amounts as Bank determines are reasonably necessary to secure Bank from loss, cost, damage or expense, including attorneys' fees and legal expenses (whether incurred at the trial or appellate level, in an arbitration proceeding, in bankruptcy (including, without limitation, any adversary proceeding, contested matter or motion) or otherwise), in connection with any contingent obligations, including issued and outstanding Letters of Credit and checks or other payments provisionally credited to the obligations and/or as to which Bank has not yet received final and indefeasible payment. Interest shall be due until and including the next Business Day, if the amounts so paid by Borrowers to the bank account designated by Bank are received in such bank account later than noon (San Francisco time).

            (b) Continuing Obligations. No termination of this Agreement or the other Loan Documents shall relieve or discharge Borrower of its respective duties, obligations and covenants under this Agreement or the other Loan Documents until all Obligations have been fully and finally discharged and paid in cash, and Bank's continuing security interest in the Collateral and the rights and remedies of Bank hereunder, under the other Loan Documents and applicable law, shall remain in effect until all Obligations have been fully and finally discharged and paid in cash.

            (c) Early Termination Fee. If for any reason (other than as set forth in subparagraph (d) below) this Agreement is terminated prior to the end of the then current term of this Agreement, in view of the impracticality and extreme difficulty of ascertaining actual damages and by mutual agreement of the parties as to a reasonable calculation of Bank's lost profits as a result thereof, Borrowers agree to pay to Bank, upon the effective date of such termination, an early termination fee in the amount set forth below if such termination is effective in the period indicated:


                                      P60

                Amount                           Period

          (i)   3% of Fee Computation Amount     Closing Date to and
                                                 including July 10, 1998

          (ii)  1.5% of Fee Computation Amount   July 11, 1998 to and
                                                 including July 10, 1999

          (iii) 0.5% of Fee Computation Amount   July 11, 1999 to and
                                                 including May 11, 2000

Such early termination fee shall be presumed to be the amount of damages sustained by Bank as a result of such early termination and Borrowers agree that it is reasonable under the circumstances currently existing.

            (d) No Early Termination Fee. No early termination fee shall be payable if (i) a group or division of Bank (other than the Commercial Finance Division or the workout group), or an affiliate of Bank extends credit to Borrowers, which credit refinances and/or replaces in full the credit facilities granted under this Agreement, (ii) the Obligations are repaid with the proceeds of equity and/or the sale of assets, or (iii) the Obligations are repaid after the first anniversary of the Closing Date from proceeds of loans made by a lender other than Bank, which lender includes collateral of a target company being acquired by Borrower in such lender's borrowing base and which acquisition was not permitted hereunder.

      SECTION 11.2  NO WAIVER

      No delay, failure or discontinuance of Bank in exercising any right, power or remedy under any of the Loan Documents shall affect or operate as a waiver of such right, power or remedy, nor shall any single or partial exercise of any such right, power or remedy preclude, waive or otherwise affect any other or further exercise thereof or the exercise of any other right, power or remedy. Any waiver, permit, consent or approval of any kind by Bank of any breach of or default under any of the Loan Documents must be in writing and shall be effective only to the extent set forth in such writing.

      SECTION 11.3  NOTICES

      All notices, requests and demands which any party is required or may desire to give to any other party under any provision of this Agreement must be in writing delivered to each party at the following address:

      BORROWERS:              c/o Williams Controls, Inc.
                              14100 SW 72nd Avenue
                               Portland, OR 97224
                              Attn:  Thomas W. Itin, Chairman
                          Telecopy No.: (248) 851-9080

                                      P61

      WITH A COPY TO:         Gerard A. Herlihy
                              Aptek Williams, Inc.
                              700 N.W. 12th Avenue
                            Deerfield Beach, FL 33442
                          Telecopy No.: (954) 421-8044

      BANK:                   Wells Fargo Bank, National Association
                              Commercial Finance Division
                              245 S. Los Robles Ave., Ste. 600
                              Pasadena, CA 91101
                              Attn:  Angelo Samperisi
                              Telecopy No.:  (626) 884-9063

or to such other address as any party may designate by written notice to all other parties. Each such notice, request and demand shall be deemed given or made as follows: (a) if sent by hand delivery, upon delivery; (b) if sent by mail, upon the earlier of the date of receipt or three days after deposit in the U.S. mail, first class and postage prepaid; and (c) if sent by telecopy and receipt confirmed by telephone, upon receipt and the sender will endeavor to send a hard copy of such telecopied notice to the recipient by mail.

      SECTION 11.4  COSTS, EXPENSES AND ATTORNEYS' FEES

      Borrowers shall pay to Bank immediately upon demand the full amount of all payments, advances, charges, costs and expenses, including reasonable attorneys' fees (whether incurred at the trial or appellate level, in an arbitration proceeding, in bankruptcy, including, without limitation, any adversary proceeding, contested matter or motion), incurred by Bank in connection with (a) the negotiation and preparation of the Loan Documents, (b) the enforcement, preservation or protection (or attempted enforcement, preservation or protection) of Bank's rights, including, without limitation, periodic collateral examinations and/or the collection of any amounts which become due to Bank, under any of the Loan Documents, and (c) the prosecution or defense of any action in any way related to any of the Loan Documents, including without limitation, any action for declaratory relief, and including any of the foregoing incurred in connection with any bankruptcy proceeding relating to Borrower; provided, however, that Borrower shall not be obligated to reimburse Bank for any attorneys' fees incurred by Bank in any court proceeding (other than a proceeding under or related to 11 U.S.C. ss. 101 et seq.) if (i) such fees were incurred in an action by either Bank or Borrower against the other and
(ii) Borrower is the prevailing party in such action.

      SECTION 11.5      INDEMNIFICATION

      To the fullest extent permitted by law, Borrowers hereby agree to protect, indemnify, defend and hold harmless Bank and its officers, directors, shareholders, employees, agents, attorneys and affiliates, together with their respective heirs, beneficiaries, executors, administrators, trustees, predecessors, successors and assigns (collectively, "Indemnitees") from and against any liability, loss, damage or expense of any kind or nature and from

                                      P62
any suit, claim or demand (including in respect of or for reasonable attorneys' fees (whether incurred at the trial or appellate level, in an arbitration proceeding, in bankruptcy (including, without limitation, any adversary proceeding, contested matter or motion) or otherwise) and other expenses, including the allocated costs and expenses of internal counsel) arising on account of or in connection with any matter or thing or action or failure to act by Indemnitees, or any of them, arising out of relating to any Loan Document, except to the extent such liability arises from the willful misconduct or gross negligence of the Indemnitees. Upon receiving knowledge of any suit, claim or demand asserted by a third party that Bank believes is covered by this indemnity, Bank shall give Agent notice of the matter and an opportunity to defend it, at Borrowers' sole cost and expense, with legal counsel satisfactory to Bank. Bank may also require Borrowers to defend the matter. Any failure or delay of Bank to notify Borrowers of any suit, claim or demand shall not relieve Borrowers of their obligations of this Section, but shall reduce such obligations to the extent of any increase in those obligations caused solely by an unreasonable failure or delay in providing such notice. The obligations of Borrowers under this Section shall survive the payment in full and performance of the other Obligations.

      SECTION 11.6  SUCCESSORS, ASSIGNMENT

      This Agreement shall be binding upon and inure to the benefit of the successors and assigns of the parties; provided however, that Borrower may not assign or transfer its interest hereunder. Bank reserves the right to sell, assign, transfer, negotiate or grant participations in all or any part of, or any interest in, Bank's rights and benefits under each of the Loan Documents, provided, however, that such sale, assignment, transfer, negotiation or participation is to an insurance company, bank, finance company or other financial institution. In connection therewith, Bank may disclose all documents and information which Bank now has or may hereafter acquire relating to any credit extended by Bank to Borrower, Borrower or its business, any guarantor hereunder or the business of such guarantor, or the Collateral.

      SECTION 11.7  ENTIRE AGREEMENT; AMENDMENT

      This Agreement and the other Loan Documents constitute the entire agreement among Borrowers and Bank with respect to any extension of credit by Bank and supersede all prior negotiations, communications, discussions and correspondence concerning the subject matter hereof. This Agreement may be amended or modified only by a written instrument executed by each party hereto.

      SECTION 11.8  NO THIRD PARTY BENEFICIARIES

      This Agreement is made and entered into for the sole protection and benefit of the parties hereto and their respective permitted successors and assigns, and no other person or entity shall be a third party beneficiary of, or have any direct or indirect cause of action or claim in connection with, this Agreement or any other of the Loan Documents to which it is not a party.

      SECTION 11.9  TIME

      Time is of the essence of each and every provision of this Agreement and each other of the Loan Documents.

                                      P63

      SECTION 11.10  SEVERABILITY OF PROVISIONS

      If any provision of this Agreement shall be prohibited by or invalid under applicable law, such provision shall be ineffective only to the extent of such prohibition or invalidity without invalidating the remainder of such provision or any remaining provisions of this Agreement.

      SECTION 11.11  COUNTERPARTS

      This Agreement may be executed in any number of counterparts, each of which when executed and delivered shall be deemed to be an original, and all of which when taken together shall constitute one and the same Agreement.

      SECTION 11.12  GOVERNING LAW

      This Agreement shall be governed by and construed in accordance with the laws of the State of Oregon.

      SECTION 11.13  PATENT ASSIGNMENT AS COLLATERAL

      Among the Loan Documents are Patent Assignment and Security Agreements ("Patent Agreements") granted by certain Borrowers to Bank. Notwithstanding the form of the Patent Agreements, the Patent Agreements are intended as security for the payment and performance by Borrowers of the Obligations. Upon the payment in full of the Obligations, Bank will, at Borrowers' expense, execute and deliver to Borrowers such documents as Borrowers shall reasonably request to evidence the termination of Bank's rights set forth in the Patent Agreements.

      SECTION 11.14  ARBITRATION

            (a) Arbitration. Upon the demand of any party, any Dispute shall be resolved by binding arbitration (except as set forth in (e) below) in accordance with the terms of this Agreement. A "Dispute" shall mean any action, dispute, claim or controversy of any kind, whether in contract or tort, statutory or common law, legal or equitable, now existing or hereafter arising under or in connection with, or in any way pertaining to, any of the Loan Documents, or any past, present or future extensions of credit and other activities, transactions or obligations of any kind related directly or indirectly to any of the Loan Documents, including without limitation, any of the foregoing arising in connection with the exercise of any self help, ancillary or other remedies pursuant to any of the Loan Documents. Any party may by summary proceedings bring an action in court to compel arbitration of a Dispute. Any party who fails

                                      P64
or refuses to submit to arbitration following a lawful demand by any other party shall bear all costs and expenses incurred by such other party in compelling arbitration of any Dispute.

            (b) Governing Rules. Arbitration proceedings shall be administered by the American Arbitration Association ("AAA") or such other administrator as the parties shall mutually agree upon in accordance with the AAA Commercial Arbitration Rules. All Disputes shall submitted to arbitration shall be resolved in accordance with the Federal Arbitration Act (Title 9 of the United States
Code), notwithstanding any conflicting choice of law provision in any of the Loan Documents. The arbitration shall be conducted at a location in Oregon selected by the AAA or other administrator. If there is any inconsistency between the terms hereof and any such rules, the terms and procedures set forth herein shall control. All statutes of limitation applicable to any Dispute shall apply to any arbitration proceeding. All discovery activities shall be expressly limited to matters directly relevant to the Dispute being arbitrated. Judgment upon any award rendered in an arbitration may be entered in any court having jurisdiction; provided, however, that nothing contained herein shall be deemed to be a waiver by any party that is a bank of the protections afforded to it under 12 U.S.C. ss.91 or any similar applicable state law.

            (c) No Waiver; Provisional Remedies; Self-Help and Foreclosure. No provision hereof shall limit the right of any party to exercise self-help remedies such as setoff, foreclosure against or sale of any real or personal property collateral or security, or to obtain provisional or ancillary remedies, including without limitation injunctive relief, sequestration, attachment, garnishment or the appointment of a receiver, from a court of competent jurisdiction before, after or during the pendency of any arbitration or other proceeding. The exercise of any such remedy shall not waive the right of any party to compel arbitration hereunder.

            (d) Arbitrator Qualifications and Powers; Awards. Arbitrators must be active members of the Oregon State Bar or retired judges of the state or federal judiciary of Oregon, with expertise in the substantive laws applicable to the subject matter of the Dispute. Arbitrators are empowered to resolve Disputes by summary rulings in response to motions filed prior to the final arbitration hearing. Arbitrators (i) shall resolve all Disputes in accordance with the substantive law of the state of Oregon, (ii) may grant any remedy or relief that a court of the state of Oregon could order or grant within the scope hereof and such ancillary relief as is necessary to make effective any award, and (iii) shall have the power to award recovery of all costs and fees, to impose sanctions and to take such other actions as they deem necessary to the same extent a judge could pursuant to the Federal Rules of Civil Procedure, the Oregon Rules of Civil Procedure or other applicable law. Any Dispute in which the amount in controversy is $5,000,000 or less shall be decided by a single arbitrator who shall not render an award of greater than $5,000,000 (including damages, costs, fees and expenses). By submission to a single arbitrator not affiliated with any party, each party expressly waives any right or claim to recover more than $5,000,000. Any Dispute in which the amount in controversy exceeds $5,000,000 shall be decided by majority vote of a panel of three arbitrators not affiliated with any party.

                                      P65

            (e) Judicial Review. Notwithstanding anything herein to the contrary, in any arbitration in which the amount in controversy exceeds
$15,000,000, the arbitrators shall be required to make specific, written findings of fact and conclusions of law. In such arbitrations (i) the arbitrators shall not have the power to make any award which is not supported by substantial evidence or which is based on legal error, (ii) an award shall not be binding upon the parties unless the findings of fact are supported by substantial evidence and the conclusions of law are not erroneous under the substantive law of the state of Oregon, and (iii) the parties shall have in addition to the grounds referred to in the Federal Arbitration Act for vacating, modifying or correcting an award the right to judicial review of (A) whether the findings of fact rendered by the arbitrators are supported by substantial evidence, and (B) whether the conclusions of law are erroneous under the substantive law of the state of Oregon. Judgment confirming an award in such a proceeding may be entered only if a court determines the award is supported by substantial evidence and not based on legal error under the substantive law of the state of Oregon.

            (f) Miscellaneous. To the maximum extent practicable, the AAA, the arbitrators and the parties shall take all action required to conclude any arbitration proceeding within 180 days of the filing of the Dispute with the AAA. No arbitrator or other party to an arbitration proceeding may disclose the existence, content or results thereof, except for disclosures of information by a party required in the ordinary course of its business, by applicable law or regulation, or to the extent necessary to exercise any judicial review rights set forth herein. If more than one agreement for arbitration by or between the parties potentially applies to a Dispute, the arbitration provision most directly related to the Loan Documents or the subject matter of the Dispute shall control. This arbitration provision shall survive termination, amendment or expiration of any of the Loan Documents or any relationship between the parties.

      SECTION 11.15     WAIVER OF JURY TRIAL

      EACH BORROWER AND BANK, TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW, HEREBY IRREVOCABLY WAIVES ALL RIGHT TO A TRIAL BY JURY IN ANY ACTION, PROCEEDING, COUNTERCLAIM OR OTHER LITIGATION IN ANY WAY ARISING OUT OF OR RELATING TO THIS AGREEMENT, ANY OTHER OF THE LOAN DOCUMENTS OR ANY OF THE TRANSACTIONS OR EVENTS REFERENCED HEREIN OR THEREIN OR CONTEMPLATED HEREBY OR THEREBY, WHETHER WITH RESPECT TO CONTRACT CLAIMS, TORT CLAIMS OR OTHERWISE. THIS WAIVER SHALL APPLY TO ANY SUBSEQUENT AMENDMENTS, RENEWALS, SUPPLEMENTS OR MODIFICATIONS TO THIS AGREEMENT AND/OR ANY OTHER OF THE LOAN DOCUMENTS. A COPY OF THIS SECTION MAY BE FILED WITH ANY COURT AS WRITTEN EVIDENCE OF THE WAIVER OF THE RIGHT TO TRIAL BY JURY AND THE CONSENT TO TRIAL BY COURT.

                                      P66

      SECTION 11.16     OREGON STATUTORY NOTICE

      UNDER OREGON LAW, MOST AGREEMENTS, PROMISES AND COMMITMENTS MADE BY BANK AFTER OCTOBER 3, 1989 CONCERNING LOANS AND OTHER CREDIT EXTENSIONS WHICH ARE NOT FOR PERSONAL, FAMILY OR HOUSEHOLD PURPOSES OR SECURED SOLELY BY BORROWER'S RESIDENCE MUST BE IN WRITING, EXPRESS CONSIDERATION AND BE SIGNED BY BANK TO BE ENFORCEABLE.

      IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed as of the day and year first written above.

WILLIAMS CONTROLS, INC.                AJAY SPORTS, INC.

By:                                    By:
Title:                                 Title:
LEISURE LIFE, INC.                     PALM SPRINGS GOLF, INC.

By:                                    By:
Title:                                 Title:
AJAY LEISURE PRODUCTS, INC.            AGROTEC WILLIAMS, INC.

By:                                    By:
Title:                                 Title:
APTEK WILLIAMS, INC.                   GEOFOCUS, INC.

By:                                    By:
Title:                                 Title:
HARDEE WILLIAMS, INC.                  KENCO/WILLIAMS, INC.

By:                                    By:
Title:                                 Title:
NESC WILLIAMS, INC.                    PREMIER PLASTIC TECHNOLOGIES, INC.

By:                                    By:
Title:                                 Title:
WACCAMAW WHEEL WILLIAMS, INC.          WILLIAMS CONTROLS INDUSTRIES, INC.

By:                                    By:
Title:                                 Title:


                                       P67

WILLIAMS TECHNOLOGIES, INC.            WILLIAMS WORLD TRADE, INC.

By:                                    By:

Title:                                 Title:

WILLIAMS AUTOMOTIVE, INC.              TECHWOOD WILLIAMS, INC.

By:                                    By:

Title:                                 Title:

                                       WELLS FARGO BANK, NATIONAL
                                   ASSOCIATION

                                       By:

                                     Title:






                                      P68

                                   SCHEDULE I

                               Disclosure Schedule



                                  SEE ATTACHED


                                       P1

                                    CONTENTS

ARTICLE I.     DEFINITIONS ..........................................  1

      SECTION 1.1 DEFINED TERMS .....................................  1

      SECTION 1.2 HEADINGS .......................................... 13

ARTICLE II.    APPOINTMENT OF AGENT; JOINT AND SEVERAL
               LIABILITY ............................................ 14

      SECTION 2.1 APPOINTMENT OF AGENT .............................. 14

      SECTION 2.2 AUTHORIZED REPRESENTATIVES ........................ 14

      SECTION 2.3 JOINT AND SEVERAL LIABILITY; RIGHTS OF
               CONTRIBUTION ......................................... 14

ARTICLE III.   THE CREDITS .......................................... 17

      SECTION 3.1 REVOLVING LOANS ................................... 17

      SECTION 3.2 LETTER OF CREDIT FACILITY ......................... 22

      SECTION 3.3 TERM LOAN I ....................................... 23

      SECTION 3.4 TERM LOAN II ...................................... 23

      SECTION 3.5 REAL ESTATE LOAN .................................. 24

      SECTION 3.6 INTEREST/FEES ..................................... 24

      SECTION 3.7 INTEREST OPTIONS .................................. 26

      SECTION 3.8 CHANGE OF CIRCUMSTANCES ........................... 27

      SECTION 3.9 LIBOR PREPAYMENTS; FUNDING LOSS
               INDEMNIFICATION ...................................... 28

ARTICLE IV.    COLLECTION AND ADMINISTRATION ........................ 30

      SECTION 4.1 CASH COLLATERAL ACCOUNT ........................... 30

      SECTION 4.2 STATEMENTS ........................................ 30

      SECTION 4.3 PAYMENTS .......................................... 31

                                       Pi

      SECTION 4.4 USE OF PROCEEDS ................................... 31

ARTICLE V.     SECURITY ............................................. 32

      SECTION 5.1  GRANT OF SECURITY INTEREST ....................... 32

      SECTION 5.2  PERFECTION; DUTY OF CARE ......................... 32

      SECTION 5.3 ADDITIONAL SECURITY ............................... 33

ARTICLE VI.    REPRESENTATIONS AND WARRANTIES ....................... 33

      SECTION 6.1 LEGAL STATUS ...................................... 33

      SECTION 6.2 OWNERSHIP; SUBSIDIARIES ........................... 34

      SECTION 6.3 AUTHORIZATION AND VALIDITY ........................ 34

      SECTION 6.4 NO VIOLATION ...................................... 34

      SECTION 6.5 NO CLAIMS ......................................... 34

      SECTION 6.6 CORRECTNESS OF FINANCIAL STATEMENTS ............... 35

      SECTION 6.7 INCOME TAX RETURNS ................................ 35

      SECTION 6.8 NO SUBORDINATION .................................. 35

      SECTION 6.9 ERISA ............................................. 35

      SECTION 6.10 OTHER OBLIGATIONS ................................ 36

      SECTION 6.11 ENVIRONMENTAL MATTERS ............................ 36

      SECTION 6.12 LIENS ............................................ 36

      SECTION 6.13 NO BURDENSOME RESTRICTIONS; NO DEFAULTS .......... 36

      SECTION 6.14 NO OTHER VENTURES ................................ 36

      SECTION 6.15 INVESTMENT COMPANY ACT ........................... 36

      SECTION 6.16 INSURANCE ........................................ 37

      SECTION 6.17 LABOR MATTERS .................................... 37

      SECTION 6.18 FORCE MAJEURE .................................... 38


                                       Pii

      SECTION 6.19 INTELLECTUAL PROPERTY ............................ 38

      SECTION 6.20 CERTAIN INDEBTEDNESS ............................. 38

      SECTION 6.21 SENIORITY ........................................ 38

      SECTION 6.22 TRUTH, ACCURACY OF INFORMATION ................... 39

      SECTION 6.23 CHIEF EXECUTIVE OFFICE AND OTHER LOCATIONS ....... 39

      SECTION 6.24 RIGHTS TO PAYMENT ................................ 39

      SECTION 6.25 FISCAL YEAR ...................................... 39

ARTICLE VII.   CONDITIONS ........................................... 40

      SECTION 7.1 CONDITIONS OF INITIAL EXTENSION OF CREDIT ......... 40

      SECTION 7.2 CONDITIONS OF EACH EXTENSION OF CREDIT ............ 41

ARTICLE VIII.  AFFIRMATIVE COVENANTS ................................ 42

      SECTION 8.1 PUNCTUAL PAYMENTS ................................. 42

      SECTION 8.2 ACCOUNTING RECORDS ................................ 42

      SECTION 8.3 COLLATERAL REPORTING .............................. 42

      SECTION 8.4 FINANCIAL STATEMENTS .............................. 43

      SECTION 8.5 INSURANCE ......................................... 45

      SECTION 8.6 COMPLIANCE ........................................ 46

      SECTION 8.7 FACILITIES ........................................ 46

      SECTION 8.8 TAXES AND OTHER LIABILITIES ....................... 46

      SECTION 8.9 LITIGATION ........................................ 47

      SECTION 8.10 NOTICE TO BANK ................................... 47

      SECTION 8.11 CONDUCT OF BUSINESS .............................. 47

      SECTION 8.12 PRESERVATION OF CORPORATE EXISTENCE, ETC. ........ 48

                                      Piii

      SECTION 8.13 ACCESS ........................................... 48

      SECTION 8.14 PERFORMANCE AND COMPLIANCE WITH OTHER
               COVENANTS ............................................ 48

      SECTION 8.15 APPLICATION OF PROCEEDS .......................... 49

      SECTION 8.16 FISCAL YEAR ...................................... 49

      SECTION 8.17 ENVIRONMENTAL .................................... 49

      SECTION 8.18 FINANCIAL COVENANTS .............................. 49

      SECTION 8.19 LIENS ............................................ 49

      SECTION 8.20 FURTHER ASSURANCES ............................... 50

ARTICLE IX.    NEGATIVE COVENANTS ................................... 50

      SECTION 9.1 LIENS ............................................. 50

      SECTION 9.2 INDEBTEDNESS ...................................... 50

      SECTION 9.3 OPERATING LEASE OBLIGATIONS ....................... 51

      SECTION 9.4 RESTRICTED PAYMENTS, REDEMPTIONS .................. 51

      SECTION 9.5 MERGERS, STOCK ISSUANCES, SALE OF ASSETS,
               ETC. ................................................. 51

      SECTION 9.6 INVESTMENTS IN OTHER PERSONS ...................... 52

      SECTION 9.7 CHANGE IN NATURE OF BUSINESS ...................... 52

      SECTION 9.8 GUARANTIES ........................................ 52

      SECTION 9.9 PLANS ............................................. 52

      SECTION 9.10 ACCOUNTING CHANGES ............................... 53

      SECTION 9.11 CANCELLATION OF INDEBTEDNESS OWED TO IT .......... 53

      SECTION 9.12 NO SPECULATIVE TRANSACTIONS ...................... 53

      SECTION 9.13 ENVIRONMENTAL .................................... 53

      SECTION 9.14 CAPITAL EXPENDITURES ............................. 53

                                       Piv

      SECTION 9.15 TRANSACTIONS WITH AFFILIATES ..................... 53

      SECTION 9.16 NEW COLLATERAL LOCATION .......................... 54

ARTICLE X.     EVENTS OF DEFAULT .................................... 54

      SECTION 10.1 EVENTS OF DEFAULT ................................ 54

      SECTION 10.2 REMEDIES ......................................... 56

      SECTION 10.3 BANK AS BORROWERS' ATTORNEY ...................... 59

      SECTION 10.4 EXCEPTIONS ....................................... 59

ARTICLE XI.    TERM OF AGREEMENT AND MISCELLANEOUS .................. 59

      SECTION 11.1  TERM ............................................ 59

      SECTION 11.2  NO WAIVER ....................................... 61

      SECTION 11.3  NOTICES ......................................... 61

      SECTION 11.4  COSTS, EXPENSES AND ATTORNEYS' FEES ............. 62

      SECTION 11.5 INDEMNIFICATION .................................. 62

      SECTION 11.6  SUCCESSORS, ASSIGNMENT .......................... 63

      SECTION 11.7  ENTIRE AGREEMENT; AMENDMENT ..................... 63

      SECTION 11.8  NO THIRD PARTY BENEFICIARIES .................... 63

      SECTION 11.9  TIME ............................................ 63

      SECTION 11.10  SEVERABILITY OF PROVISIONS ..................... 64

      SECTION 11.11  COUNTERPARTS ................................... 64

      SECTION 11.12  GOVERNING LAW .................................. 64

      SECTION 11.13  PATENT ASSIGNMENT AS COLLATERAL ................ 64

      SECTION 11.14  ARBITRATION .................................... 64

      SECTION 11.15 WAIVER OF JURY TRIAL ............................ 66

      SECTION 11.16 OREGON STATUTORY NOTICE ......................... 67

                                       Pv

                                    SCHEDULES

I     Disclosure Schedule

                                    EXHIBITS
A     Promissory Notes
B     Notice of Authorized Representatives
C     Notice of Borrowing
D     Letter of Credit Request
E     Notice of Conversion or Continuation
F     Continuing Unconditional Guaranty of Thomas W. Itin
G     Periodic Reporting Requirements
H     Opinions of ESOP Counsel

                                       Pvi